May 11, 1998
                           VAN KAMPEN AMERICAN CAPITAL


STRATEGIC PICKS OPPORTUNITY TRUST, MAY 1998 SERIES
EAFE  STRATEGIC 20 TRUST, MAY 1998 SERIES
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   THE FUND. Van Kampen American Capital Equity Opportunity Trust, Series 94 (the "Fund") is comprised of several underlying separate unit investment trusts including those set forth above (the "Trusts"). The Trusts offer investors the opportunity to purchase Units representing proportionate interests in a fixed, diversified portfolio of actively traded equity securities, including common stocks of foreign issuers. The Strategic Picks Trust consists of ten common stocks selected from a pre-screened subset (the "Strategic Picks Subset") of the Morgan Stanley Capital International USA Index (the "MSCI USA Index") with the highest dividend yields as of the close of business three business days prior to the Initial Date of Deposit. The EAFE Strategic 20 Trust consists of twenty common stocks selected from a pre-screened subset (the "EAFE Subset") of the Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFESM Index") with the highest dividend yields as of the close of business three business days prior to the Initial Date of Deposit. The MSCI USA Index and MSCI EAFESM Index are the property of Morgan Stanley & Co. Morgan Stanley has granted a license for use by the Trusts of the MSCI USA Index and the MSCI EAFESM Index and related trademarks and tradenames. The publisher of these indexes has not participated in any way in the creation of the Trusts or in the selection of stocks included in the Trusts and have not approved any information herein relating thereto.
   ATTENTION FOREIGN INVESTORS. If you are not a United States citizen or resident, that portion of distributions treated as United States source income will generally be subject to U.S. federal withholding taxes; however, under certain circumstances treaties between the United States and other countries may reduce or eliminate such withholding tax. However, that portion of distributions not treated as United States source income will generally not be subject to U.S. federal withholding tax. See "Taxation." Such investors should consult their tax advisers regarding the imposition of U.S. withholding on distributions.
   OBJECTIVE OF THE FUND. The objective of each Trust is to provide an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital, by investing in a portfolio of actively traded equity securities selected using a refined indexing strategy. See "Objectives and Securities Selection." Each Trust seeks to achieve better performance than the related index for such Trust. There is, of course, no guarantee that the objectives of the Trusts will be achieved.
   AN INVESTMENT IN UNITS WILL BE AUTOMATICALLY REDEEMED ON THE FIRST SPECIAL REDEMPTION DATE (APPROXIMATELY THIRTEEN MONTHS FROM THE INITIAL DATE OF DEPOSIT) UNLESS THE UNITHOLDER ELECTS IN WRITING TO HOLD UNITS THROUGH TRUST TERMINATION.
   Units of the Trusts are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, any depository institution or any government agency and are subject to investment risk, including possible loss of the principal amount invested.



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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
   PUBLIC OFFERING PRICE.The Public Offering Price of the Units of a Trust during the initial offering period and for secondary market transactions after the initial offering period includes the aggregate underlying value of the Securities in such Trust's portfolio, an initial sales charge, and cash, if any, in the Income and Capital Accounts held or owned by such Trust. The initial sales charge is computed as described under "Public Offering--General". Unitholders will also be subject to deferred sales charges as described under Offering--General". In the case of the EAFE Strategic 20 Trust, the Public Offering Price per Unit is based on the aggregate value of the Securities computed on the basis of the offering side value of the relevant currency exchange rate expressed in U.S. dollars during the initial offering period and on the bid side value for secondary market transactions. During the initial offering period, the sales charge is reduced on a graduated scale for sales involving at least 5,000 Units of a Trust. If Units were available for purchase at the time stated in the "Summary of Essential Financial Information", the Public Offering Price per Unit for each Trust would have been that amount set forth under "Summary of Essential Financial Information". Except as provided in "Public Offering--Unit Distribution", the minimum purchase is 100 Units (25 Units for qualified retirement plans) but may vary by selling firm. See "Public Offering".
   ADDITIONAL DEPOSITS. The Sponsor may, from time to time after the Initial Date of Deposit, deposit additional Securities in the Trusts as provided under "The Fund".
   DIVIDEND AND CAPITAL DISTRIBUTIONS. Distributions of dividends and capital, if any, received by a Trust will be reinvested into additional Units, if then available, on the applicable Distribution Date to Unitholders of record of such Trust on the record date as set forth in the "Summary of Essential Financial Information". Unitholders may also elect to receive cash distributions as provided under "Rights of Unitholders--Reinvestment Option." The estimated initial distribution for each Trust will be that amount set forth under "Summary of Essential Financial Information--Estimated Initial Distribution" and will be made on November 25, 1998 to Unitholders of record on November 10, 1998. Gross dividends received by a Trust will be distributed to Unitholders. Expenses of a Trust will be paid with proceeds from the sale of Securities. For the consequences of such sales, see "Taxation" and "Risk Factors." Additionally, upon surrender of Units for redemption or termination of a Trust, the Trustee will distribute to each Unitholder his pro rata share of such Trust's assets, less expenses, in the manner set forth under "Rights of Unitholders--Distributions of Income and Capital".
   SECONDARY MARKET FOR UNITS. Although not obligated to do so, the Sponsor currently intends to maintain a market for Units of the Trusts and offer to repurchase such Units at prices which are based on the aggregate underlying value of Equity Securities in the applicable Trust (generally determined by the closing sale prices of the Securities) plus or minus cash, if any, in the Capital and Income Accounts of such Trust. If a secondary market is not maintained, a Unitholder may redeem Units at prices based upon the aggregate underlying value of the Equity Securities in the applicable Trust plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of such Trust. See "Rights of Unitholders--Redemption of Units". Units sold or tendered for redemption prior to such time as the entire deferred sales charge on such Units has been collected will be assessed the amount of the remaining deferred sales charge at the time of sale or redemption.
   A Unitholder tendering 1,000 or more Units of a Trust for redemption may request a distribution of shares of U.S.-traded Securities (reduced by customary transfer and registration charges) plus cash representing any foreign Securities. See "Rights of Unitholders--Redemption of Units".
   TERMINATION. An investment in Units of a Trust will terminate approximately thirteen months from the Initial Date of Deposit unless a Unitholder elects in writing to remain invested in the Trust through the Mandatory Termination Date. At this time, Unitholders will be given the option to (i) have their Units redeemed and reinvest the proceeds into a subsequent Series of the Trust, (ii) receive an in-kind distribution of any U.S.-traded Securities in such Trust (if applicable) or (iii) continue to hold the Units through the termination of the Trust approximately two years following the Initial Date of Deposit. If a Unitholder makes no election at the first Special Redemption Date, the Unitholder's Units will be redeemed on such date and the Unitholder will receive cash representing their pro rata portion of the Trust's assets. At least 30 days prior to the Mandatory Termination Date the Trustee will provide written notice thereof to all Unitholders and will include with such notice a form to enable Unitholders to elect a distribution of shares of any U.S.-traded Securities in a Trust (if applicable), rather than to receive payment in cash for such Unitholder's pro rata share of the amounts realized upon the disposition of such U.S.-traded Securities. Unitholders will receive cash representing any foreign Securities and fractional shares. Unitholders of each of the Trusts may elect to become Rollover Unitholders as described in "Special Redemption and Rollover in New Fund" below. Rollover Unitholders will not receive the final liquidation distribution but will receive units of a new Series of the Fund, if one is being offered. Unitholders not electing the Rollover Option or a distribution of shares of Securities will receive a cash distribution from the sale of the remaining Securities within a reasonable time after the Trusts are terminated. See "Fund Administration--Amendment or Termination".
   REINVESTMENT OPTION. Unitholders of any Van Kampen American Capital-sponsored unit investment trust may utilize their redemption or termination proceeds to purchase units of any other Van Kampen American Capital trust in the initial offering period accepting rollover investments subject to a reduced sales charge to the extent stated in the related prospectus (which may be deferred in certain cases).
   Unitholders will initially have their distributions reinvested into additional Units of the applicable Trust subject only to the remaining deferred sales charge payments, if Units are available at the time of reinvestment, or, upon request, either reinvested into an open-end management investment company as described herein or distributed in cash. See "Rights of Unitholders--Reinvestment Option".
   SPECIAL REDEMPTION AND ROLLOVER IN NEW FUND. The Sponsor currently anticipates that a new series of the Fund will be created each month. Unitholders will have the option of specifying by either Rollover Notification Date stated in "Summary of Essential Financial Information" to have all of their Units redeemed and the distributed Securities sold by the Trustee, in its capacity as Distribution Agent, on the related Special Redemption Date. (Unitholders so electing are referred to herein as "Rollover Unitholders".) The Distribution Agent will appoint the Sponsor as its agent to determine the manner, timing and execution of sales of underlying Securities. The proceeds of the redemption will then be invested in Units of the current Series of the Fund (the "New Fund"), if one is offered, at a reduced sales charge. The Sponsor may, however, stop offering units of the New Fund at any time in its sole discretion without regard to whether all the proceeds to be invested have been invested. Cash which has not been invested on behalf of the Rollover Unitholders in the New Fund will be distributed shortly after the related Special Redemption Date. However, the Sponsor anticipates that sufficient Units will be available, although moneys in this Fund may not be fully invested on the next business day. The trusts included in the New Fund are expected to contain portfolios selected in accordance with the indexing strategies of the Trusts in the current Series of the Fund. Rollover Unitholders will receive the amount of dividends in the applicable Income Account of each Trust which will be included in the reinvestment in units of the New Fund.
   RISK FACTORS. An investment in the Fund should be made with an understanding of the risks associated therewith, including the possible deterioration of either the financial condition of the issuers or the general condition of the stock market and currency fluctuations, the lack of adequate financial information concerning an issuer and exchange control restrictions impacting foreign issuers. In addition, certain foreign securities may not be as liquid as securities traded in the United States. If a Trust includes such foreign securities, purchases of such securities by the Trust could have an upward impact on the price of such securities during the initial offering period and sales of such securities by the Trust could have a downward impact on the price of such securities at the time of Trust termination or a rollover into a new trust. Either or both of any such upward or downward price movements could have a negative impact on a Unitholder's investment return related to the Units. For certain risk considerations related to the Trusts, see "Risk Factors".

                                              VAN KAMPEN AMERICAN CAPITAL EQUITY OPPORTUNITY TRUST, SERIES 94
                                                         SUMMARY OF ESSENTIAL
                                                  FINANCIAL INFORMATION AT THE
                                                  CLOSE OF THE RELEVANT STOCK
                                                  MARKET ON MAY 8, 1998
                            SPONSOR:     VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
                         SUPERVISOR:     VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP.
                                         (AN AFFILIATE OF THE SPONSOR)
                          EVALUATOR:     AMERICAN PORTFOLIO EVALUATION SERVICES
                                         (A DIVISION OF AN AFFILIATE OF THE SPONSOR)
                            TRUSTEE:     THE BANK OF NEW YORK


                                                                                          STRATEGIC         EAFE
                                                                                            PICKS         STRATEGIC
GENERAL INFORMATION                                                                         TRUST         20 TRUST
                                                                                      ---------------  ---------------
Number of Units (1)                                                                            15,013          24,945
Fractional Undivided Interest in the Trust per Unit (1)                                      1/15,013        1/24,945
Public Offering Price:
     Aggregate Value of Securities in Portfolio (2)                                    $      148,624  $      246,951
     Aggregate Value of Securities per Unit                                            $        9.900  $        9.900
     Sales Charge (3)                                                                  $         .275  $         .295
     Less Deferred Sales Charge per Unit                                               $         .175  $         .195
     Public Offering Price per Unit (3)(4)                                             $       10.000  $       10.000
Redemption Price per Unit (5)                                                          $        9.725  $        9.680
Initial Secondary Market Repurchase Price per Unit (5)                                 $        9.725  $        9.705
Excess of Public Offering Price per Unit over Redemption Price per Unit                $         .275  $         .320
Estimated Initial Distribution per Unit                                                $       .08515  $       .28584
Estimated Annual Dividends per Unit (6)                                                $       .19311  $       .46130
Estimated Annual Organizational Expenses per Unit (7)                                  $       .01835  $       .00724
Trustee's Annual Fee and Miscellaneous Expense per Unit                                $       .01130  $       .01066
Supervisor's Annual Supervisory Fee                  Maximum of $.0025 per Unit
Evaluator's Annual Evaluation Fee                    Maximum of $.0025 per Unit
Rollover Notification Dates                          May 17, 1999 and April 10, 2000
Special Redemption Dates                             June 15, 1999 and May 9, 2000
Mandatory Termination Date                           May 9, 2000
Minimum Termination Value                            Each Trust may be terminated if
                                                     the net asset value of  such
                                                     Trust is less than
                                                     $500,000 unless the net
                                                     asset value of such Trust's
                                                     deposits has exceeded
                                                     $15,000,000, then the Trust
                                                     Agreement may be terminated
                                                     if the net asset value of
                                                     the Trust is less than
                                                     $3,000,000.
Income and Capital Account Record Dates              November 10 and July 10
Income and Capital Account Distribution Dates        November 25 and July 25
Evaluation Time                                      Close of the New York Stock Exchange

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(1)As of the close of business on any day on which the Sponsor is the sole
   Unitholder of a Trust, the number of Units of such Trust may be adjusted so that the Public Offering Price per Unit will equal approximately $10.
   Therefore, to the extent of any such adjustment the fractional undivided interest per Unit will increase or decrease accordingly from the amounts indicated above.
(2)Each Equity Security is valued at the closing sale price. The aggregate value of Securities in the EAFE Strategic 20 Trust represents the U.S. dollar value based on the offering side value of the currency exchange rates for the related currency, at the Evaluation Time on the date of this "Summary of
   Essential Financial Information".
(3)The Sales Charge consists of an initial sales charge and a deferred sales charge. This initial sales charge represents an amount equal to the difference between the first year sales charge for a Trust (2.75% of the
   Public Offering Price (2.95% for the EAFE Strategic 20 Trust)) and the amount of the deferred sales charge imposed prior to the first Special Redemption
   Date ($0.175 per Unit ($0.195 per Unit for the EAFE Strategic 20 Trust)).
   Unitholders will be subject to a deferred sales charge during the first year of the Trusts equal to $0.175 per Unit ($0.195 per Unit for the EAFE
   Strategic 20 Trust). Unitholders who elect to hold Units after the first
   Special Redemption Date will be charged an additional $0.15 per Unit deferred sales charge after such date ($0.17 per Unit for the EAFE Strategic 20
   Trust). This additional deferred sales charge will not be imposed on
   Unitholders who do not elect to hold Units after such date. Subsequent to the
   Initial Date of Deposit, the amount of the initial sales charge will vary with changes in the aggregate value of the Securities in the Trust. Units purchased subsequent to the initial deferred sales charge payment, if any, will be subject only to that portion of the deferred sales charge payments not yet collected. All deferred sales charge payments will be paid from funds in the Capital Account, if sufficient, or from the periodic sale of
   Securities. See the "Fee Table" below and "Public Offering--General".
(4)On the Initial Date of Deposit there will be no cash in the Income or Capital
   Accounts. Anyone ordering Units after such date will have included in the
   Public Offering Price a pro rata share of any cash in such Accounts. In the case of the EAFE Strategic 20 Trust, the Public Offering Price per Unit is
   based on the aggregate value of the Securities computed on the basis of the offering side value of the relevant currency exchange rate expressed in U.S.
   dollars.
(5)The Redemption Price per Unit and the Initial Secondary Market Repurchase
   Price per Unit are reduced by the unpaid portion of any deferred sales charge imposed prior to the first Special Redemption Date. In the case of the EAFE
   Strategic 20 Trust, the Redemption Price per Unit is based on the aggregate value of the Securities computed on the basis of the bid side value of the relevant currency exchange rate expressed in U.S. dollars.
(6)Estimated annual dividends are based on the most recently declared dividends or, in the case of foreign Securities, on the most recent interim and final dividends declared taking into consideration any foreign withholding taxes.
   Estimated Annual Dividends per Unit are based on the number of Units, the fractional undivided interest in the Securities per Unit and the aggregate value of the Securities per Unit as of the Initial Date of Deposit. Investors
   should note that the actual annual dividends received per Unit will vary from the estimated amount due to changes in the factors described in the preceding sentence and actual dividends declared and paid by the issuers of the
   Securities.
(7)Each Trust (and therefore Unitholders of the respective Trust) will bear all or a portion of its organizational costs (including costs of preparing the registration statement, the trust indenture and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of the Trust portfolio and the initial fees and expenses of the
   Trustee but not including the expenses incurred in the preparation and printing of brochures and other advertising materials and any other selling expenses) as is common for mutual funds. Total organizational expenses will be amortized over one year. See "Fund Operating Expenses" and "Statements of
   Condition".

                                    FEE TABLE
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   This Fee Table is intended to assist investors in understanding the costs and expenses that an investor in a Trust will bear directly or indirectly. See "Public Offering--General" and "Fund Operating Expenses". Although each Trust has a fixed term, and is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees. The fee tables below assume that the principal amount of and distributions on an investment are redeemed at the first Special Redemption Date. The examples below assume that the principal amount of and distributions on an investment are rolled over each year into a new Series subject only to the anticipated reduced sales charge applicable to Rollover Unitholders. See "Right of Unitholders--Special Redemption and Rollover in New Fund." Investors should note that while these examples are based on the public offering price and the estimated fees for the current Trust series, the actual public offering price and fees for any new Series created in the future periods indicated could vary from those of the current Trust series.
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                                                                                       STRATEGIC           EAFE
                                                                                         PICKS         STRATEGIC 20
                                                                                         TRUST             TRUST
                                                                                     ------------      ------------
UNITHOLDER TRANSACTION EXPENSES (AS A PERCENTAGE OF OFFERING PRICE)
Initial Sales Charge Imposed on Purchase (1)                                             1.00%             1.00%
Deferred Sales Charge (2)(3)                                                             1.75%             1.95%
                                                                                     -------------     -------------
Sales Charge (3)                                                                         2.75%             2.95%
                                                                                     =============     =============

Maximum Sales Charge Imposed on Reinvested Dividends (3)(4)                              1.75%             1.95%
                                                                                     =============     =============
ESTIMATED ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AGGREGATE VALUE)
Trustee's Fee and Other Operating Expenses                                               0.114%           0.108%
Portfolio Supervision and Evaluation Fees                                                0.051%           0.051%
Organizational Costs                                                                     0.185%           0,073%
                                                                                     -------------     -------------
        Total                                                                            0.350%           0.232%
                                                                                     =============     =============

                                     EXAMPLE
   An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period.
                                                                                       STRATEGIC           EAFE
                                                                                         PICKS         STRATEGIC 20
                                                                                         TRUST             TRUST
                                                                                     ------------      ------------
1 Year                                                                               $    31           $    30
3 Years                                                                              $    74           $    71
5 Years                                                                                   N/A               N/A
10 Years                                                                                  N/A               N/A

   The examples assume reinvestment of all dividends and distributions at the end of each year and utilize a 5% annual rate of return as mandated by
Securities and Exchange Commission regulations applicable to mutual funds. For purposes of the examples, any deferred sales charge imposed on reinvestment of dividends is not reflected until the year following payment of the dividend; the cumulative expenses would be higher if sales charges on reinvested dividends were reflected in the year of reinvestment. The examples should not be considered representations of past or future expenses or annual rate of return;
the actual expenses and annual rate of return may be more or less than those assumed for purposes of the examples.
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(1)The Initial Sales Charge is actually the difference between the Sales Charge
   (2.75% of the Public Offering Price (2.95% for the EAFE Strategic 20 Trust))
   and the dollar amount of the Deferred Sales Charge. The Initial Sales Charge
   will exceed 1.00%, if the Public Offering Price exceeds $10 per Unit.
(2)The deferred sales charge imposed during the Trust's first year is $0.0175 per Unit per month ($0.0195 for the EAFE Strategic 20 Trust), irrespective of purchase or redemption price, deducted during the first year of the Trust. If a holder sells or redeems Units before all of these deductions have been made, the balance of the deferred sales charge payments remaining will be deducted from the sales or redemption proceeds. If Unit price exceeds $10 per
   Unit, the deferred portion of the sales charge will be less than the percentage above; if Unit price is less than $10 per Unit, the deferred portion of the sales charge will exceed the percentage above. Units purchased subsequent to the initial deferred sales charge payment will be subject to only that portion of the deferred sales charge payments not yet collected.
   Unitholders who do not elect to hold Units subsequent to the first Special
   Redemption Date will be subject only to this deferred sales charge during the first year of the Trust.
(3)In addition to the Deferred Sales Charge set forth above, Unitholders who elect to hold Units subsequent to the first Special Redemption Date will be subject to a deferred sales charge of $0.15 per Unit ($0.17 per Unit for the
   EAFE Strategic 20 Trust) which will be imposed after such date as described under "Public Offering--General". This would increase the total maximum sales charge for such Unitholders to 4.25% of the Public Offering Price imposed over a two year period (4.65% for the EAFE Strategic 20 Trust).
(4)Reinvested dividends will be subject only to the deferred sales charge, if any, remaining at the time of reinvestment. See "Rights of
   Unitholders--Reinvestment Option".

THE FUND
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   Van Kampen American Capital Equity Opportunity Trust, Series 94 is comprised of the following separate underlying unit investment trusts: Strategic Ten Trust United States Portfolio, May 1998 Series, Strategic Ten Trust United States Portfolio, May 1998 Traditional Series, Strategic Ten Trust United Kingdom Portfolio, May 1998 Series, Strategic Ten Trust Hong Kong Portfolio, May 1998 Series, Strategic Five Trust United States Portfolio, May 1998 Series, Strategic Five Trust United States Portfolio, May 1998 Traditional Series, Strategic Thirty Trust Global Portfolio, May 1998 Series, Strategic Fifteen Trust Global Portfolio, May 1998 Series, Strategic Picks Opportunity Trust, May 1998 Series (the "Strategic Picks Trust") and EAFE Strategic 20 Trust, May 1998 Series ("EAFE Strategic 20 Trust"). This prospectus applies only to the Strategic Picks Trust and the EAFE Strategic 20 Trust and does not constitute an offer to sell, or a solicitation of an offer to buy, securities of any trust other than the Strategic Picks Trust and the EAFE Strategic 20 Trust. The other unit investment trusts included in the Fund are offered by a separate prospectus which also includes information relating to the Strategic Picks Trust and the EAFE Strategic 20 Trust.
   The Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Trust Agreement (the "Trust Agreement"), dated the date of this Prospectus (the "Initial Date of Deposit"), among Van Kampen American Capital Distributors, Inc., as Sponsor, Van Kampen American Capital Investment Advisory Corp., as Supervisor, The Bank of New York, as Trustee, and American Portfolio Evaluation Services, a division of Van Kampen American Capital Investment Advisory Corp., as Evaluators.
   The Fund offers investors the opportunity to purchase Units representing proportionate interests in portfolios of actively traded equity securities which are components of the MSCI USA Index or the MSCI EAFESM Index. The Strategic Picks Trust consists of ten common stocks selected from a pre-screened subset of the MSCI USA Index with the highest dividend yields as of the close of business three business days prior to the Initial Date of Deposit. The EAFE Strategic 20 Trust consists of twenty common stocks selected from a prescreened subset of the MSCI EAFESM Index with the highest dividend yields as of the close of business three business days prior to the Initial Date of Deposit.
   These yields are historical and there is no assurance that any dividends will be declared or paid in the future on the Securities in the Trusts. See "Risk Factors". As used herein the terms "Equity Securities" and "Securities" mean the securities (including contracts to purchase such securities) listed in "Portfolio" for each Trust and any additional securities deposited into each Trust as provided herein. The publishers of the indexes described herein have not participated in any way in the creation of the Fund or in selection of the stocks included in the Trusts and have not approved any information herein relating thereto. The Fund may be an appropriate medium for investors who desire to participate in portfolios of common stocks with greater diversification than they might be able to acquire individually and who are seeking to achieve a better performance than the related indexes. Unless terminated earlier, the Trusts will terminate on the Mandatory Termination Date and any securities then held will, within a reasonable time thereafter, be liquidated or distributed by the Trustee. Any Securities liquidated at termination will be sold at the then current market value for such Securities; therefore, the amount distributable in cash to a Unitholder upon termination may be more or less than the amount such Unitholder paid for his Units. Upon either Rollover Notification Date, Unitholders may choose to reinvest their proceeds into a subsequent Series of the Trusts, if available, at a reduced sales charge, to receive a pro rata distribution of the U.S.-traded Securities then included in such Trust (if they own the requisite minimum number of Units) or to receive a cash distribution. At the first Rollover Notification Date, Unitholders may also elect to continue their investment in Units through the Mandatory Termination Date (approximately two years following the Initial Date of Deposit). Unitholders who make no election at the first Rollover Notification Date will have their Units redeemed and will receive a cash distribution of the proceeds.
   On the Initial Date of Deposit, the Sponsor deposited with the Trustee the Securities indicated under "Portfolios" herein, including delivery statements relating to contracts for the purchase of certain such Securities and an irrevocable letter of credit issued by a financial institution in the amount required for such purchases. Thereafter, the Trustee, in exchange for such Securities (and contracts) so deposited, delivered to the Sponsor documentation evidencing the ownership of that number of Units of the Trusts indicated in "Summary of Essential Financial Information". Unless otherwise terminated as provided in the Trust Agreement, the Trusts will terminate on the Mandatory Termination Date and any Securities then held will within a reasonable time thereafter be liquidated or distributed by the Trustee.
   Additional Units of a Trust may be issued at any time by depositing in such Trust (i) additional Securities, (ii) contracts to purchase securities together with cash or irrevocable letters of credit or (iii) cash (including a letter of credit) with instructions to purchase additional Securities. As additional Units are issued by a Trust, the aggregate value of the Securities in such Trust will be increased and the fractional undivided interest in such Trust represented by each Unit will be decreased. The Sponsor may continue to make additional deposits of Securities or cash with instructions to purchase additional Securities into a Trust following the Initial Date of Deposit, provided that such additional deposits will be in amounts which will maintain, as nearly as practicable, the same percentage relationship among the number of shares of each Equity Security in such Trust's portfolio that existed immediately prior to any such subsequent deposit. Any deposit by the Sponsor of additional Equity Securities will duplicate, as nearly as is practicable, this actual proportionate relationship and not the original proportionate relationship on the Initial Date of Deposit, since the actual proportionate relationship may be different than the original proportionate relationship. Any such difference may be due to the sale, redemption or liquidation of any of the Equity Securities deposited in a Trust on the Initial, or any subsequent, Date of Deposit. If the Sponsor deposits cash, however, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the Securities between the time of the cash deposit and the purchase of the Securities and because the Trust will pay the associated brokerage or acquisition fees.
   Each Unit of a Trust initially offered represents an undivided interest in such Trust. To the extent that any Units are redeemed by the Trustee or additional Units are issued as a result of additional Securities being deposited by the Sponsor, the fractional undivided interest in a Trust represented by each unredeemed Unit will increase or decrease accordingly, although the actual interest in such Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.

OBJECTIVES AND SECURITIES SELECTION
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   The objective of the Strategic Picks Trust is to provide an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital, by investing in a portfolio of ten actively traded equity securities having the highest dividend yield in the Strategic Picks Subset as of the close of business three business days prior to the Initial Date of Deposit. The objective of the EAFE Strategic 20 Trust is to provide an above average total return through a combination of potential capital appreciation and dividend income, consistent with the preservation of invested capital, by investing in a portfolio of twenty actively traded equity securities having the highest dividend yield in the EAFE Subset as of the close of business three business days prior to the Initial Date of Deposit.
   In seeking the Trusts' objectives, the Sponsor also considered the ability of the Equity Securities to outpace inflation. While inflation is currently relatively low, the United States has historically experienced periods of double-digit inflation. While the prices of equity securities will fluctuate, over time equity securities have outperformed the rate of inflation, and other less risky investments, such as government bonds and U.S. Treasury bills.
Past performance is, however, no guarantee of future results.
   The companies represented in the Trusts are some of the most well-known and highly capitalized companies in the world. The Trusts seek to achieve better performances than the related indexes through similar investment strategies. Investment in a number of companies having high dividends relative to their stock prices (usually because their stock prices are undervalued) is designed to increase each Trust's potential for higher returns. There is, of course, no assurance that a Trust (which includes expenses and sales charges) will achieve its objective. The investment strategies utilized by the Trusts are designed to be implemented on an annual basis. Investors who hold Units through Trust termination may have investment results that differ significantly from a Unit investment that is reinvested into a new trust each year. Investors should note that a change in the federal taxation of capital gains was recently enacted that reduces the maximum stated marginal tax rate for certain capital gains for investments held for more than 18 months to 20% (10% in the case of certain taxpayers in the lowest federal tax bracket). Unitholders who elect to continue their investment through Trust termination would qualify for such treatment. Unitholders who make no election at the first Special Redemption Date and Unitholders who elect to reinvest into a new series of the Fund at the first Special Redemption Date will not qualify for such treatment but would be subject to a maximum stated marginal federal capital gains tax rate of 28%. See "Taxation".
   The EAFE Strategic 20 Trust may be suitable for investors who seek to diversify their equity holdings with investments in foreign equity securities. Today's international market offers many opportunities. While the U.S. stock market has generally performed well in the past, international markets may provide significant opportunities as well. The U.S. stock market has been one of the top three performers in terms of total return among developed country markets only once between 1993-1997 and was never the top performer in these years. Global diversification may offer the potential to enhance overall portfolio performance. In addition, investors may be able to achieve a better risk/return potential by allocating an investment among a domestic investment and an international investment. For example, rather than investing exclusively in the Strategic Picks Trust strategy, the Standard & Poor's 500 Index stocks or in the EAFE Strategic 20 Trust strategy, an investor may be able to achieve a better combination of potential return and potential risk by investing 70% in the Strategic Picks Trust strategy or Standard & Poor's 500 Index stocks and 30% in the EAFE Strategic 20 Trust strategy. International markets can experience different performances and while some markets may be experiencing rapid growth, others may be in temporary decline. These market movements may offer attractive growth potential and possible portfolio diversification for investors seeking to add to their existing equity portfolio. The EAFE Strategic 20 Trust seeks to combine the growth potential of undervalued stocks with the strength of stocks listed on a foreign stock market index. Typically, companies listed on a major market index are widely recognized, firmly established and financially strong. Therefore, when undervalued, these stocks may provide investors with significant growth opportunities.
   Corporate restructuring, acquisitions and the use of technology may enhance the ability of foreign companies to increase their potential profitability. Progress of the European Monetary Union efforts to create a unified currency could potentially add to European growth rates. In addition, if the U.S. dollar does not remain as strong as in the recent past, foreign stocks may benefit and foreign stocks may be relatively attractive from a valuation standpoint compared to U.S. stock prices. Of course, an investment in foreign securities involves risks, certain of which differ from an investment in U.S. stocks. See "Risk Factors". In particular, the Sponsor believes that the EAFE Strategic 20 Trust may offer investors an attractive opportunity to diversify their portfolio with an international component. First, markets have tended to be cyclical in performance and at certain times U.S. stocks have outperformed foreign stocks while foreign stocks have outperformed U.S. stocks over other periods. Second, the U.S. stock market has been among the top five markets in terms of total returns from 1988 through 1997 only four times and was never the top performing market in these years (as measured by the MSCI USA Index and other MSCI country indexes in developed market countries). Third, while diversification of investments cannot eliminate the risk of loss, an investor may be able to reduce overall portfolio risk by diversifying into international investments since approximately 60% of the world's market capitalization exists outside the U.S. Finally, over the last 10 years the stocks in Standard & Poor's 500 Index have collectively shown a total return that is greater than the 25-year average total return 6 times while the stocks in the MSCI EAFESM Index have collectively outperformed the 25-year average total return only twice in the last 10 years. Although it is impossible to predict the future of stocks markets, the MSCI EAFESM Index stocks at some time are likely to return to the average in the future.
   Investors will be subject to taxation on the dividend income received by the Trusts and on gains from the sale or liquidation of Securities. The tax consequences affecting Unitholders will vary in each of the respective Trusts (see "Taxation"). Investors should be aware that there is not any guarantee that the objective of the Trusts will be achieved because it is subject to the continuing ability of the respective issuers to declare and pay dividends and because the market value of the Securities can be affected by a variety of factors. Common stocks may be especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. Investors should be aware that there can be no assurance that the value of the underlying Securities will increase or that the issuers of the Securities will pay dividends on outstanding common shares. Any distribution of income will generally depend upon the declaration of dividends by the issuers of the Securities and the declaration of any dividends depends upon several factors including the financial condition of the issuers and general economic conditions. In addition, a decrease in the value of the foreign currencies in which the foreign Securities are denominated relative to the U.S. dollar will adversely affect the value of the EAFE Strategic 20 Trust's assets and income and the value of the Units of that Trust. See "Risk Factors".
   Investors should note that the above criteria were applied to the Securities for inclusion in the Trusts as of three business days prior to the Initial Date of Deposit. Subsequent to this date, the Securities may no longer be included in the related index, may not be providing one of the highest dividend yields within these indexes or may not have one of the lowest per share prices within the relevant index. Should a Security no longer be included in these indexes or meet the criteria used for selection for a Trust, such Security will not as a result thereof be removed from a Trust portfolio.
   Investors should be aware that the Fund is not a "managed" fund and as a result the adverse financial condition of a company will not result in its elimination from the portfolio except under extraordinary circumstances (see "Fund Administration--Portfolio Administration"). In addition, Securities will not be sold by a Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. Investors should note in particular that the Securities were selected by the Sponsor three business days prior to the date the Securities were purchased by the Trusts. The Trusts may continue to hold Securities originally selected through this process even though the evaluation of the attractiveness of the Securities may have changed and, if the evaluation were performed again at that time, the Securities would not be selected for the Trusts.

TRUST PORTFOLIOS
--------------------------------------------------------------------------------

   The Strategic Picks Trust consists of ten common stocks selected from a pre-screened subset of the MSCI USA Index with the highest dividend yields as of the close of business three business days prior to the Initial Date of Deposit. The EAFE Strategic 20 Trust consists of twenty common stocks selected from a prescreened subset of the MSCI EAFESM Index with the highest dividend yields as of the close of business three business days prior to the Initial Date of Deposit. Each of the related stock indexes is described below.
   In the case of the securities traded on the New York Stock Exchange, the yield for each Equity Security was calculated by annualizing the last dividend declared and dividing the result by the market value of the Equity Security as of the close of business three business days prior to the Initial Date of Deposit. In the case of securities traded on a foreign securities exchange, the yield for each Equity Security was calculated by adding together the most recent interim and final dividends declared (foreign companies generally pay one interim and one final dividend per fiscal year) and dividing the result by the market value of the Equity Security as of the close of business three business days prior to the Initial Date of Deposit. An investment in each Trust involves the purchase of a quality portfolio of attractive equities with high dividend yields in one convenient purchase.
   THE MSCI USA INDEX AND MSCI EAFESM INDEX. While the MSCI index methodology has evolved to capture the growth of the investment universe, the index philosophy has never been compromised to simplify the complicated process of investing: MSCI indices are based on detailed analysis to make it easier for the investor to measure international performance. Constituents are selected for a country index through the following process: (1) Define the "Market"; (2) Capture 60% of the market capitalization of the country across all industry groups; (3) Select the most liquid securities within each industry; (4) Select stocks with sufficient free float; (5) Avoid cross-ownership; and (6) Apply full market capitalization weights.
   In the case of the MSCI USA Index investment strategy, these criteria are applied within the United States market and in the case of the MSCI EAFESM Index, these criteria are applied within the European, Australian and Asian markets. The MSCI USA Index consists of approximately 370 large domestic companies in the United States and has existed since January 1, 1970. The MSCI EAFESM Index is considered to be the premier equity benchmark for global investing and represents more than 1,000 stocks in 38 industries across 21 developed countries. These countries include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
   The initial research for the MSCI Indices covers the full breadth of the global equity securities market. Country specialists track the evolution of both listed and unlisted shares of domestically listed companies in nearly every country in the world. Based in Geneva, these country teams collect share, pricing, ownership, float and liquidity data for effectively all companies worldwide. Sources for this information are local stock exchanges and brokerage firms, newspapers, and company contacts. From this master matrix, the total country market capitalization is adjusted for double-counting and non-domiciled companies. All of the companies within this research coverage are eligible for inclusion in the MSCI indices except non-domiciled companies, investment trusts and mutual funds.
   Once the total country market capitalization is analyzed, 60% of the capitalization of each industry group and thus 60% of the entire market is targeted for each MSCI index. This ensures that the index reflects the industry characteristics of the overall market, and permits the construction of accurate regional and global industry indices. Research coverage in MSCI products and publications extends beyond the index coverage (60%) to capture 80% of the market for each country. This coverage includes daily performance as well as monthly valuation ratios and summarized financial statement data. When selecting the constituents of an index, the most effective industry classification is used--either the local convention or the MSCI schema of 38 industry groups--in order to mirror the industry characteristics of the local market. Once the selection process is complete, the index constituents are re-classified into the MSCI schema of 38 industries and 8 economic sectors in order to facilitate cross-country comparisons. The MSCI classification schema has been adopted by Reuters for their industry classification. Securities are selected to represent an industry based on size and the portion of earnings and revenues attributable to that industry group. Even within an industry the goal is to represent the full diversity of business segments. An industry representation may exceed the 60% target because one or two large companies dominate an industry. Similarly, an industry may fall below the 80% level under conventional analysis because its companies lack good liquidity and float, or because of extensive cross-ownership.
   A goal of the MSCI index construction process is to select the most liquid stocks within each industry group, all other things being equal, since liquidity is necessary but not the sole determinant for inclusion in the index. Liquidity is monitored by monthly average trading value over time in order to determine normal levels of volume, excluding temporary peaks and troughs. A stock's liquidity is significant not only in absolute terms, but also relative to its market capitalization and to average liquidity for the country as a whole.
   Float is monitored for every security in the market, and low float (a small percentage of shares freely tradable) may exclude a stock from consideration in the index. But float can be difficult to determine: in some markets good sources are generally not available; in other markets, information on smaller and less prominent issues can be subject to error and time lags. Government ownership and cross-ownership positions can change over time and are not always made public. Float also tends to be defined differently depending on the source. Thus, evaluations of float run the risk of penalizing those markets that have good disclosure, regardless of the actual degree of availability of shares. As with liquidity, sufficient float is an important consideration, not an inflexible rule.
   Cross-ownership occurs when one company has a significant ownership in another company in the same country. In situations where cross-ownership is substantial, including both companies in an index can skew industry weights, distort country-level valuations (such as country price-earnings and price-book value ratios) and overstate a country's true market size. An integral part of the country research function is identifying cross ownerships in order to avoid or minimize them. Country specialists in Geneva do much of the cross-ownership identification through researching company reports, local newspapers and stock exchange data.
   All standard MSCI indices are weighted by each company's full market capitalization (both listed and unlisted shares). This approach has the significant advantage of objectivity--the number of shares outstanding for a company is a constituent figure for companies around the world and is easily agreed upon and obtainable. Full market capitalization weighting is favored to other weighting schemes for both theoretical and practical reasons: (a) it is impossible to judge whether a position which is currently in firm hands might be available in the future; (b) the quality and timeliness of information on float varies from market to market and adjustments penalize those markets with the highest standards of disclosure; (c) the most serious consequence of float limitations is limited liquidity which can be monitored objectively; much effort is spent in researching and monitoring these factors when selecting constituents for each country index but once a security is selected, it is included in the index at its full market value. A growing number of very sizable companies have been brought or are expected to be brought to the market with modest initial tranches being publicly available. At the same time, the obvious relevance of these companies instantly positions them among the core investment opportunities in their market. In order to allow the MSCI indices to capture this new market trend, in very exceptional cases, a company may be included at a portion of its total market capitalization.
   MORGAN STANLEY CAPITAL INTERNATIONAL. Recognized as a world leader in global financial research, Morgan Stanley monitors more than 4,500 companies in 51 countries, representing 80% of the total market value of the world's stock markets. The Morgan Stanley Capital International ("MSCI") databases are used as a benchmark by more than 90% of the investment community. With hundreds of analysts located across the globe, MSCI provides comprehensive research and in-depth knowledge about general markets and specific companies around the world.
   Since 1968, MSCI global indices have presented an array of investment opportunities available to the international investor, including indices such as the MSCI USA Index and the MSCI EAFESM Index. These indices seek to represent an accurate normal portfolio. In addition, index valuation ratios and company-level fundamental data provide tools for the international investor. MSCI believes that local stock exchange indices are not comparable with one another due to differences in the representation of the local market, mathematical formulas, methods of adjusting for capital changes, and base dates. The same criteria and calculation methodology are applied across all MSCI indices. Further, while accounting standards continue to differ according to local customs and practices, fundamental data is analyzed and presented in a uniform and meaningful manner in MSCI indices--allowing investors to compare investment opportunities across markets. Each MSCI country index is constructed so as to minimize double counting, assuring that all industry groups are proportionately represented, and that each country's contribution to the global or regional index is accurately based on its market capitalization.
   In 1986, Morgan Stanley acquired the indices and data from Capital International Perspective, S.A. ("CIPSA") based in Geneva, Switzerland. CIPSA has been researching and publishing international indices since 1969 and continues to be solely responsible for the decisions regarding constituent additions and deletions as well as any other methodological modifications to the indices. Morgan Stanley contributes its expertise in technology and the marketing and distribution of the MSCI Indices and publications. Selection of the constituents for MSCI Indices is conducted independent of the Sponsor which has no input regarding the components of any index.
   The MSCI USA Index and MSCI EAFESM Index are the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by Van Kampen American Capital Distributors, Inc.
   This fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the MSCI USA Index or MSCI EAFESM Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI USA Index and MSCI EAFESM Index which are determined, composed and calculated by Morgan Stanley without regard to the issuer of this fund or this fund. Morgan Stanley has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the MSCI USA Index or MSCI EAFESM Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which Units of this fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.
   ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF AN INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF AN INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF AN INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO AN INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
   GENERAL. Each Trust consists of (a) the Equity Securities (including contracts for the purchase thereof) listed under the applicable "Portfolio" as may continue to be held from time to time in such Trust, (b) any additional Equity Securities acquired and held by such Trust pursuant to the provisions of the Trust Agreement and (c) any cash held in the related Income and Capital Accounts. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Equity Securities. However, should any contract for the purchase of any of the Equity Securities initially deposited hereunder fail, the Sponsor will, unless substantially all of the moneys held in such Trust to cover such purchase are reinvested in substitute Equity Securities in accordance with the Trust Agreement, refund the cash and sales charge attributable to such failed contract to all Unitholders on or before the next scheduled distribution date.

STRATEGIC PICKS OPPORTUNITY TRUST
--------------------------------------------------------------------------------

   The Strategic Picks Opportunity Trust consists of a diversified portfolio of 10 different issues of Securities selected by implementing the following investment strategy. Beginning with the MSCI USA Index, all stocks of companies in the financial or utility sectors and stocks included in the Dow Jones Industrial Average are removed. This pool of stocks is screened for only those companies that have positive one- and three-year sales and earnings growth rates and two years positive dividend growth. The remaining stocks are ranked highest to lowest by annual trading volume and only the top 75% are retained. The remaining stocks, which then comprise the "Strategic Picks Subset," are ranked by dividend yield and the ten highest-yielding stocks are selected for the Strategic Picks Trust portfolio. All of the Securities are listed on a national securities exchange, the NASDAQ National Market System or are traded in the over-the-counter market. The following is a general description of each of the companies that are included in the Strategic Picks Trust.
   Abbott Laboratories. Abbott Laboratories discovers, develops, manufactures, and sells a variety of health care products and services. The company's products include adult and pediatric pharmaceuticals and nutritionals. Abbott's pharmaceuticals are sold to retailers, wholesalers, health care facilities, and government agencies.
   American Home Products Corporation. American Home Products Corporation discovers, develops, manufactures, distributes, and sells health care products and agricultural products. Health care products include branded and generic ethical pharmaceuticals, biologicals, nutritionals, consumer health care products, and animal pharmaceuticals. Agricultural products include crop protection and pest control products.
   AMP, Inc. AMP, Inc. designs, manufactures, and markets a variety of electronic, electrical, and electro-optic connection devices, in addition to interconnection systems and connector-intensive assemblies. The company's products are used in electronic, electrical, computer, and telecommunications systems. AMP's customers include OEMs, utilities, government agencies, distributors, and others.
   Campbell Soup Company. Campbell Soup Company, with its subsidiaries, manufactures and markets branded convenience food products. The company's three core divisions include soups and sauces, biscuits and confectionery, and foodservice. Campbell's brand names include "Prego", "Swanson", "Pace", "Campbells", "V8" and many other names. The company distributes its products worldwide.
   Deere & Company. Deere & Company manufactures, distributes and finances a range of agricultural, construction and forestry and commercial and consumer equipment. The company also provides credit, insurance products, and managed healthcare plans.
   General Dynamics Corporation. General Dynamics Corporation manufactures defense products. The company designs and builds nuclear submarines for the United States Navy and performs overhaul, repair work, and engineering services. General Dynamics also produces battle tanks for the United States Army and Marine Corps and offers engineering, upgrade and support services.
   Genuine Parts Company. Genuine Parts Company distributes replacement automobile and industrial parts and office products. The company operates 62 "NAPA" and three "Balkamp" automobile parts distribution centers in the United States. Genuine's other products include industrial bearings, power transmission equipment, material handling components, agricultural and irrigation equipment, and office furniture.
   Harris Corporation. Harris Corporation develops and markets a range of electronics products and services. The company provides wireless and personal communications, digital television, health care information systems, multimedia communications, automotive electronics, transportation, business information, defense communications and information, and office products.
   May Department Stores Company. May Department Stores Company, through its various chains of department stores, retails a variety of goods throughout the United States. The company operates approximately 369 department stores in 30 states and the District of Columbia.
   Newell Company. Newell Company manufactures and markets consumer products which are sold through a variety of retail and wholesale distribution channels. The company's products include housewares, hardware, home furnishings, and office products.
   The following table sets forth a comparison of the hypothetical total return of the ten highest yielding common stocks selected in accordance with the investment strategy utilized by the Strategic Picks Trust (the "Strategy Stocks") applied on an annual basis with the one-year total returns of all common stocks comprising the S&P 500, the Dow Jones Industrial Average and the MSCI USA Index. It should be noted that the common stocks comprising the Strategy Stocks may not be the same stocks from year to year and may not be the same common stocks as those included in the Strategic Picks Trust.

                                                              COMPARISON OF TOTAL RETURNS(1)*
                                              STANDARD & POOR'S            DOW JONES
      YEAR           STRATEGY STOCKS              500 INDEX           INDUSTRIAL AVERAGE         MSCI USA INDEX
  -------------  ----------------------    ----------------------   ----------------------    ---------------------
      1978                13.26%                     6.39%                    2.69%                    6.00%
      1979                17.00                     18.19                    10.52                    13.86
      1980                40.64                     31.52                    21.41                    27.97
      1981                 5.09                     (4.84)                   (3.40)                   (3.50)
      1982                39.84                     20.37                    25.79                    20.13
      1983                17.66                     22.31                    25.65                    21.11
      1984                10.89                      5.97                     1.08                     5.71
      1985                46.11                     31.05                    32.78                    31.04
      1986                34.86                     18.54                    26.92                    17.02
      1987                11.38                      5.67                     6.02                     4.41
      1988                16.05                     16.34                    15.95                    15.34
      1989                31.87                     31.21                    31.71                    30.21
      1990                 0.52                     (3.13)                   (0.58)                   (1.89)
      1991                47.88                     30.00                    23.93                    30.17
      1992                 2.26                      7.43                     7.35                     7.06
      1993                 7.32                      9.92                    16.74                     9.82
      1994                 9.91                      1.28                     4.95                     2.05
      1995                38.10                     37.11                    36.49                    37.04
      1996                23.90                     22.68                    28.58                    23.36
      1997                28.64                     33.10                    24.78                    33.35
 1998 thru 3/31           15.28                     13.95                    11.74                    13.64

   * Source: Barron's, Fact Set, Bloomberg, Morgan Stanley Capital International and The Wall Street Journal. The Sponsor has not independently verified this data but has no reason to believe that this data is incorrect in any material respect.

--------------------------------------------------------------------------------
(1)The Strategy Stocks for each period were identified by ranking the dividend yield for each of the stocks in the Strategic Picks Subset by annualizing the last dividend paid (the last dividend declared was used in cases when the stock was trading ex-dividend as of the last day of the period) and dividing the result by the stock's market value on the first day of trading on the New
   York Stock Exchange in the period. Total Return for each period was calculated by taking the difference between period-end prices and prices at the end of the following period (adjusted for any stock splits and corporate spinoffs) and adding dividends for the period. If the dividend yield for two companies was the same in any period, the company with the largest market capitalization was utilized. Historical total returns thus represent actual stocks and real time; the results illustrate what an investor would have obtained had the investor been invested in the related stocks in the periods indicated. Total Return does not take into consideration any sales charges, commissions, expenses or taxes that will be incurred by the Strategic Picks
   Trust or Unitholders.

   Based on the hypothetical total returns set forth in the table above, the average annual total returns for the Strategy Stocks for the most recent three, five, ten and twenty calendar year periods were 30.08%, 21.02%, 19.70% and 21.28%, respectively. Based on the hypothetical total returns set forth in the table above, the average annual total returns for the S&P 500 for the most recent three, five, ten and twenty calendar year periods were 30.82%, 20.04%, 17.80% and 16.37%, respectively. Based on the hypothetical returns set forth in the table above, the average annual total returns for the DJIA for the most recent three, five, ten and twenty calendar year periods were 29.86%, 21.82%, 18.41% and 16.33%, respectively. Based on the hypothetical returns set forth in the table above, the average annual total returns for the MSCI USA Index for the most recent three, five, ten and twenty calendar year periods were 31.12%, 20.37%, 17.90% and 15.87%, respectively.
   The hypothetical returns shown above represent past performance and are not guarantees of future performance and should not be used as a predictor of returns to be expected in connection with the Strategic Picks Trust. Among other factors, both stock prices (which may appreciate or depreciate) and dividends (which may be increased, reduced or eliminated) will affect the returns. Had the portfolio been available over the periods indicated in the above table, after deductions for expenses and sales charges and not accounting for taxes, it would have underperformed the S&P 500, the DJIA and the MSCI USA Index in 6, 4 and 4 of the last 20 calendar years, respectively. There can be no assurance that the Strategic Picks Trust will outperform the S&P 500, the Dow Jones Industrial Average or the MSCI USA Index over the life of such Trust or over consecutive rollover periods, if available. A Unitholder would not necessarily realize as high a total return on an investment in the stocks upon which the hypothetical returns shown above are based for the following reasons: the hypothetical total return figures shown above do not reflect sales charges, commissions, Trust expenses or taxes; the Trusts are established at different times of the year; the Trust may not be able to invest equally in the Strategy Stocks and may not be fully invested at all times; and Equity Securities are often purchased or sold at prices different from the closing prices used in buying and selling Units.
   The chart below represents past performance of the Strategy Stocks, S&P 500, the Dow Jones Industrial Average and the MSCI USA Index (but does not represent possible performance of the Strategic Picks Trust which, as indicated above, includes certain expenses and commissions not included in the chart) and should not be considered indicative of future results. Further, results are hypothetical. The chart assumes that all dividends during a year (including those on stocks trading ex-dividend as of the last day of the year) are reinvested at the end of that year and does not reflect sales charges, commissions, expenses or income taxes. Based on the foregoing assumptions, the average annual returns (which represent the percentage return derived by taking the sum of the initial investment and all appreciation and dividends for the specified investment period) during the period ended December 31, 1997 were 21.28%, 16.37%, 16.33% and 15.87% for the Strategy Stocks, the S&P 500, the Dow Jones Industrial Average and the MSCI USA Index, respectively. There can be no assurance that the Strategic Picks Trust will outperform the S&P 500, the Dow Jones Industrial Average or the MSCI USA Index over its life or over consecutive rollover periods, if available.

                                    VALUE OF $10,000 INVESTED JANUARY 1, 1978
     -----------------------------------------------------------------------------------------------------
                          STANDARD &                DOW JONES                  MSCI
                        STRATEGY                 POOR'S 500               INDUSTRIAL                   USA
     PERIOD              STOCKS                     INDEX                   AVERAGE                   INDEX
  -------------   --------------------      --------------------     --------------------     --------------------
      1978          $         11,326         $         10,639          $        10,269          $         10,600
      1979                    13,251                   12,574                   11,349                    12,069
      1980                    18,637                   16,538                   13,779                    15,445
      1981                    19,585                   15,737                   13,311                    14,904
      1982                    27,388                   18,943                   16,744                    17,905
      1983                    32,225                   23,169                   21,038                    21,684
      1984                    35,734                   24,552                   21,265                    22,922
      1985                    52,211                   32,176                   28,236                    30,038
      1986                    70,412                   38,141                   35,837                    35,150
      1987                    78,425                   40,304                   37,995                    36,700
      1988                    91,012                   46,889                   44,055                    42,330
      1989                   120,018                   61,523                   58,025                    55,118
      1990                   120,642                   59,598                   57,688                    54,076
      1991                   178,406                   77,477                   71,493                    70,391
      1992                   182,438                   83,234                   76,748                    75,360
      1993                   195,792                   91,490                   89,596                    82,761
      1994                   215,195                   92,661                   94,031                    84,457
      1995                   297,184                  127,048                  128,342                   115,740
      1996                   368,211                  155,863                  165,022                   142,777
      1997                   473,667                  207,453                  205,915                   190,393
 1998 thru 3/31              546,044                  236,391                  230,089                   216,358

   The following table sets forth a comparison of the hypothetical average annual total returns of the ten highest yielding common stocks selected in accordance with the investment strategy utilized by the Strategic Picks Trust
(the "Strategy Stocks") applied on a biennial basis with the two-year average annual total returns of all common stocks comprising the S&P 500, the Dow Jones
Industrial Average and the MSCI USA Index. It should be noted that the common stocks comprising the Strategy Stocks may not be the same stocks from period to period and may not be the same common stocks as those included in the Strategic
Picks Trust.
                                                                COMPARISON OF TOTAL RETURNS(1)*
    TWO YEAR
     PERIOD
     ENDED                                    STANDARD & POOR'S            DOW JONES
   DECEMBER 31       STRATEGY STOCKS              500 INDEX           INDUSTRIAL AVERAGE         MSCI USA INDEX
  -------------   ---------------------     --------------------    -----------------------    ------------------
      1979                12.07%                    12.13%                    6.53%                    9.86%
      1981                22.24                     11.87                     8.30                    11.13
      1983                30.59                     21.34                    25.72                    20.62
      1985                23.43                     17.84                    15.85                    17.70
      1987                21.44                     11.92                    16.00                    10.54
      1989                22.15                     23.55                    23.58                    22.55
      1991                11.27                     12.22                    11.00                    13.01
      1993                 0.49                      8.67                    11.95                     8.43
      1995                21.47                     17.84                    19.69                    18.26
      1997                25.15                     27.78                    26.67                    28.26
 1998 thru 3/31           15.28                     13.95                    11.74                    13.64

   * Source: Barron's, Fact Set, Bloomberg, Morgan Stanley Capital International and The Wall Street Journal. The Sponsor has not independently verified this data but has no reason to believe that this data is incorrect in any material respect.

--------------------------------------------------------------------------------
(1)The Strategy Stocks for each period were identified by ranking the dividend yield for each of the stocks in the Strategic Picks Subset by annualizing the last dividend paid (the last dividend declared was used in cases when the stock was trading ex-dividend as of the last day of the period) and dividing the result by the stock's market value on the first day of trading on the New
   York Stock Exchange in the period. Total Return for each period was calculated by taking the difference between period-end prices and prices at the end of the following period (adjusted for any stock splits and corporate spinoffs) and adding dividends for the period. If the dividend yield for two companies was the same in any period, the company with the largest market capitalization was utilized. Historical total returns thus represent actual stocks and real time; the results illustrate what an investor would have obtained had the investor been invested in the related stocks in the periods indicated. Total Return does not take into consideration any sales charges, commissions, expenses or taxes that will be incurred by the Strategic Picks
   Trust or Unitholders.

   Based on the hypothetical total returns set forth in the table above, the average annual total returns for the Strategy Stocks for the most recent three, five, ten and twenty calendar year periods were 28.12%, 17.94%, 15.74% and 18.73%, respectively. Based on the hypothetical total returns set forth in the table above, the average annual total returns for the S&P 500 for the most recent three, five, ten and twenty calendar year periods were 30.82%, 20.04%, 17.80% and 16.37%, respectively. Based on the hypothetical returns set forth in the table above, the average annual total returns for the DJIA for the most recent three, five, ten and twenty calendar year periods were 29.86%, 21.82%, 18.41% and 16.33%, respectively. Based on the hypothetical returns set forth in the table above, the average annual total returns for the MSCI USA Index for the most recent three, five, ten and twenty calendar year periods were 31.12%, 20.37%, 17.90% and 15.87%, respectively.
   The hypothetical returns shown above represent past performance and are not guarantees of future performance and should not be used as a predictor of returns to be expected in connection with the Strategic Picks Trust. Among other factors, both stock prices (which may appreciate or depreciate) and dividends (which may be increased, reduced or eliminated) will affect the returns. Had the portfolio been available over the periods indicated in the above table, after deductions for expenses and sales charges and not accounting for taxes, it would have underperformed the S&P 500, the DJIA and the MSCI USA Index in 5, 3 and 4 of the last 10 two-year periods, respectively. There can be no assurance that the Strategic Picks Trust will outperform the S&P 500, the Dow Jones Industrial Average or the MSCI USA Index over the life of such Trust or over consecutive rollover periods, if available. A Unitholder would not necessarily realize as high a total return on an investment in the stocks upon which the hypothetical returns shown above are based for the following reasons: the hypothetical total return figures shown above do not reflect sales charges, commissions, Trust expenses or taxes; the Trusts are established at different times of the year; the Trust may not be able to invest equally in the Strategy Stocks and may not be fully invested at all times; and Equity Securities are often purchased or sold at prices different from the closing prices used in buying and selling Units.
   The chart below represents past performance of the Strategy Stocks, S&P 500, the Dow Jones Industrial Average and the MSCI USA Index (but does not represent possible performance of the Strategic Picks Trust which, as indicated above, includes certain expenses and commissions not included in the chart) and should not be considered indicative of future results. Further, results are hypothetical. The chart assumes that all dividends during a period (including those on stocks trading ex-dividend as of the last day of the period) are reinvested at the end of that period and does not reflect sales charges, commissions, expenses or income taxes. Based on the foregoing assumptions, the average annual returns (which represent the percentage return derived by taking the sum of the initial investment and all appreciation and dividends for the specified investment period) during the period ended December 31, 1997 were 18.73%, 16.37%, 16.33% and 15.87% for the Strategy Stocks, the S&P 500, the Dow Jones Industrial Average and the MSCI USA Index, respectively. There can be no assurance that the Strategic Picks Trust will outperform the S&P 500, the Dow Jones Industrial Average or the MSCI USA Index over its life or over consecutive rollover periods, if available.

                                  VALUE OF $10,000 INVESTED JANUARY 1, 1978
   --------------------------------------------------------------------------------------------------------
    TWO YEAR                                     STANDARD &                DOW JONES                  MSCI
  PERIOD ENDED          STRATEGY                 POOR'S 500               INDUSTRIAL                   USA
   DECEMBER 31           STOCKS                     INDEX                   AVERAGE                   INDEX
  -------------   --------------------      --------------------     --------------------     --------------------
      1979          $         12,561         $         12,574          $        11,349          $         12,069
      1981                    18,769                   15,737                   13,311                    14,904
      1983                    32,008                   23,169                   21,038                    21,684
      1985                    48,765                   32,176                   28,236                    30,038
      1987                    71,920                   40,304                   37,995                    36,700
      1989                   107,317                   61,523                   58,025                    55,118
      1991                   132,880                   77,477                   71,493                    70,391
      1993                   134,185                   91,490                   89,596                    82,761
      1995                   197,995                  127,048                  128,342                   115,740
      1997                   310,128                  207,453                  205,915                   190,393
 1998 thru 3/31              357,516                  236,391                  230,089                   216,358

EAFE STRATEGIC 20 TRUST
--------------------------------------------------------------------------------

   The EAFE Strategic 20 Trust consists of common stocks of the twenty companies in the EAFE Subset which had the highest dividend yield as of the close of business three business days prior to the Initial Date of Deposit. The portfolio of the Trust is selected by implementing the following investment strategy. Beginning with the MSCI EAFESM Index, all stocks are screened for positive one- and three-year sales and earnings growth rates and three years of consecutive dividend increases. The remaining stocks, which then comprise the "EAFE Subset", are ranked by dividend yield and the twenty highest-dividend yielding stocks are selected for the Trust portfolio. The Trust consists of common stocks of the following companies:
   BASF AG. BASF AG produces industrial and commercial raw materials and finished products worldwide. The company explores and refines oil, operates gas and oil distribution and storage facilities, as well as produces pharmaceuticals, chemicals, drugs, vitamins, and agricultural fertilizers and crop protection agents. BASF also produces a variety of plastics, dyestuffs, pigments and polymer products.
   Bayer AG. Bayer AG manufactures a variety of industrial chemicals and polymers, as well as human and animal health care products, pharmaceuticals, and agricultural crop protection agents. The company also produces photographic and imaging products and systems. Bayer markets its products to the automotive, electronic, medical, construction, farming, textile, utility and printing enterprises worldwide.
   Chinese Estates Holdings. Chinese Estates Holdings is an investment holding company. The principal activities of its subsidiaries are property investment and development, securities investment and finance.
   CLP Holdings Limited. CLP Holdings Limited is an investment holding company whose subsidiaries generate and supply electricity to Kowloon and the New Territories in Hong Kong. The company also exports electric power to Guangdong Province in the People's Republic of China. Its subsidiaries are involved in property investment and development.
   Elkem ASA. Elkem ASA manufactures and markets metals and alloys. Materials include chrome and manganese alloys, carbon, silicon and filters for industrial gas cleaning. The company serves the steel, metal casting, chemical and electronic industries. Elkem also has metallurgical/smelting and environmental technology activities which provide waste handling solutions for a number of businesses.
   Escada AG. Escada AG manufactures and markets ladies outerwear, knitwear, blouses, skirts, jackets, dresses and other apparel. In addition, the company also manufactures accessories such as jewelry, shoes, leatherwear, luggage and perfume. Escada sells its brand name products, "Escada", "Cerruti", "Apriori", "Collection Clasen", "Cavita", and "Laurel" in Europe, North America, Asia, and Africa.
   Friedrich Grohe AG. Friedrich Grohe AG designs, manufactures, and markets a variety of water fixtures for homes and commercial and industrial buildings. The company provides multifunctional thermostat and electronically controlled water supply, as well as drainage armatures and piping systems for kitchens and bathrooms. Friedrich operates in Europe, North America and Asia.
   Guinness Anchor Bhd. Guinness Anchor Bhd produces, packages, markets, and distributes "Guinness Stout", "Guinness Special Light", "Lion Stout", "Anchor Beer", "Anchor Ice Beer", "Tiger Beer", "Heineken Beer", "Anglia Shandy", and "Malta".
   Hollandsche Beton Groep N.V. Hollandsche Beton Groep N.V. provides construction services. The company provides general and industrial building, housing, tunneling, roads and civil engineering, foundation engineering, offshore structures and steel fabrication. Hollandsche also offers development and engineering consultation and explores for oil and gas.
   Hong Kong Telecommunications Limited. Hong Kong Telecommunications Limited provides telecommunications, computer, engineering and other services. The company also sells and rents telecommunications equipment. The principal activities of the company were carried out in Hong Kong.
   Hume Industries Bhd. Hume Industries Bhd manufactures and sells concrete, asbestos cement and steel products. The company also makes pre-cast concrete piles, plastics, engineered rubber products, wood cement boards, and pre-mix road surfacing.
   Koninklijke Hoogovens N.V. Koninklijke Hoogovens N.V. produces steel, aluminum and related products. The company provides engineering, consulting and contracting services for steel and aluminum. Hoogovens supplies their products to automobile manufacturers, the construction and engineering industry and household applications. The company also manufactures rolled and non-ferrous products.
   Pernod Ricard. Pernod Ricard manufactures anise-based spirits, whiskey, wines and fruit juices. The company's brands include "Richard Pastis 51" and "Pernod" anise-based spirits and "Orangina" fruit drinks. Pernod also distributes "Wild Turkey", "Jameson", and "Clan Campbell" whiskeys and produces processed fruits for the food industry. The company is active in Europe, Asia and the Americas.
   Robinson and Company, Limited. Robinson and Company, Limited is a holding company whose subsidiaries operate retail stores, department stores, wholesale businesses, and import and export businesses. Products of its subsidiaries include ladies' wear, menswear, footwear, cosmetics and food.
   Rothmans Holdings, Limited. Rothmans Holdings, Limited produces, processes, imports and sells cigarettes, cigars and tobacco products under the names "Winfield," "Kansas," "Dunhill" and "Holiday." Products are sold throughout Australia, New Zealand and Asia/Pacific regions. The company also has activities in the paper, packaging and paper and board converting industries.
   Rothmans of Pall Mall Bhd. Rothmans of Pall Mall Bhd an investment holding company whose subsidiaries manufacture, import, distribute and sell cigarettes and other tobacco products.
   Santos Limited. Santos Limited is an independent oil, gas and natural gas liquid exploration, and production company. The company conducts major onshore and offshore petroleum activities in Australia (Cooper/Eromanga Basins), the United States, the United Kingdom, Indonesia and Papua New Guinea.
The company also transports crude oil by pipeline.
   SEITA. SEITA manufactures cigarettes including Gauloises and Gitanes brands as well as pipe and loose tobacco. The company distributes its own products and its competitors' products. It also manufactures and markets cigars and matches.
   Sun Hung Kai Properties, Limited. Sun Hung Kai Properties, Limited is involved in property development and investment, hotel ownership, construction, finance, insurance, property and parking management, cinema and godown/warehousing operations, garment manufacturing, public transport and telecommunications.
   Telecom Corporation of New Zealand, Limited. Telecom Corporation of New Zealand, Limited provides telecommunications services throughout New Zealand and internationally, to both households and businesses. The company offers cellular telephone, telephone directories and radio dispatch and paging services.
   The following table sets forth a comparison of the hypothetical total return of the twenty highest yielding common stocks selected in accordance with the investment strategy utilized by the EAFE Strategic 20 Trust (the "Strategy Stocks") on an annual basis with the one-year total returns of all common stocks comprising the MSCI EAFESM Index and the Standard & Poor's 500 Index in each of the last 25 years, as of December 31 in each of those years (and as of the end of the most recent quarter). It should be noted that the common stocks comprising the Strategy Stocks may not be the same stocks from year to year and may not be the same common stocks as those included in the EAFE Strategic 20 Trust.

                                               COMPARISON OF TOTAL RETURNS(1)*
                                                                     STANDARD & POOR'S
       YEAR              STRATEGY STOCKS       MSCI EAFESM INDEX         500 INDEX
 ----------------     ------------------    --------------------   ------------------
       1973                  (9.61)%               (14.17)%               (14.51)%
       1974                 (32.50)                (22.14)                (26.01)
       1975                 107.00                  37.10                  36.93
       1976                  (1.32)                  3.74                  23.54
       1977                  75.19                  19.42                  (7.16)
       1978                  16.81                  34.30                   6.39
       1979                  21.60                   6.18                  18.19
       1980                  13.87                  24.43                  31.52
       1981                   1.34                  (1.03)                 (4.84)
       1982                  (5.77)                 (0.86)                 20.37
       1983                  40.31                  24.61                  22.31
       1984                  27.22                   7.86                   5.97
       1985                  61.13                  56.72                  31.05
       1986                  44.21                  69.94                  18.54
       1987                  35.66                  24.93                   5.67
       1988                  33.63                  28.59                  16.34
       1989                   5.91                  10.80                  31.21
       1990                  (7.04)                (23.20)                 (3.13)
       1991                  30.71                  12.50                  30.00
       1992                  (3.40)                (11.85)                  7.43
       1993                  75.05                  32.94                   9.92
       1994                   1.25                   8.06                   1.28
       1995                  26.12                  11.55                  37.11
       1996                  21.39                   6.36                  22.68
       1997                  26.79                   2.06                  33.10
  1998 thru 3/31              6.43                  14.30                  13.95

   * Source: Barron's, Bloomberg L.P., Morgan Stanley Capital International and
Ibotson Associates. The Sponsor has not independently verified this data but has no reason to believe that this data is incorrect in any material respect.
Reasonable assumptions were relied on where data was either unavailable or only partially available and these assumptions could have a material impact on the historical performance calculations.

--------------------------------------------------------------------------------
(1)The Strategy Stocks for each period were identified by ranking the dividend yield for each of the stocks in the MSCI EAFESM Index by annualizing the last dividend paid or by adding together the last interim and final dividends paid
   (the last dividend declared was used in cases when the stock was trading ex-dividend as of the last day of the period) and dividing the result by the stock's market value on the first day of trading in the period. Total Return for each period was calculated by taking the difference between period-end prices and prices at the end of the following period (adjusted for any stock splits and corporate spinoffs) and adding dividends for the period.
   Historical total returns thus represent actual stocks and real time; the results illustrate what an investor would have obtained had the investor been invested in the related stocks in the periods indicated. Total Return does not take into consideration any sales charges, commissions, expenses or taxes that will be incurred by a Trust.

   Based on the total returns set forth in the table above, the average annual total returns for the Strategy Stocks for the most recent complete three, five, ten, twenty and twenty-five year periods were 24.74%, 28.03%, 19.04%, 21.56% and 19.48%, respectively. On the other hand, based on the total returns set forth in the table above, the average annual total returns for the MSCI EAFESM Index for the most recent complete three, five, ten, twenty and twenty-five year periods were 6.59%, 11.71%, 6.56%, 14.38% and 11.92%, respectively. Based on the total returns set forth in the table above, the average annual total returns for the S&P 500 Index for the most recent three, five, ten, twenty and twenty-five periods were 30.82%, 20.04%, 17.80%, 16.37% and 12.87%, respectively.

   The returns shown above represent past performance and are not guarantees of future performance and should not be used as a predictor of returns to be expected in connection with the EAFE Strategic 20 Trust. Among other factors, both stock prices (which may appreciate or depreciate) and dividends (which may be increased, reduced or eliminated) will affect the returns. Had the portfolio been available over the periods indicated in the above table, after deductions for expenses and sales charges and not accounting for taxes, they would have underperformed the MSCI EAFESM Index and the S&P 500 Index in 8 and 12 of the last 25 calendar years, respectively, and there can be no assurance that the Trust will outperform the MSCI EAFESM Index or the S&P 500 Index over the life of such Trust or over consecutive rollover periods, if available. A Unitholder in the Trust would not necessarily realize as high a total return on an investment in the stocks upon which the hypothetical returns shown above are based for the following reasons: the total return figures shown above do not reflect sales charges, commissions, Trust expenses or taxes; the Trusts are established at different times of the year; the Trust may not be able to invest equally in the Strategy Stocks and may not be fully invested at all times; Equity Securities are often purchased or sold at prices different from the closing prices used in buying and selling Units, and currency exchange rates will be different.
   The chart below represents past performance of the MSCI EAFESM Index, the S&P 500 Index and the Strategy Stocks (but does not represent possible performance of the EAFE Strategic 20 Trust which, as indicated above, includes certain expenses and commissions not included in the chart) and should not be considered indicative of future results. Further, results are hypothetical. The chart assumes that all dividends during a year (including those on stocks trading ex-dividend as of the last day of the year) are reinvested at the end of that year and does not reflect sales charges, commissions, expenses or income taxes. Based on the foregoing assumptions, the average annual returns (which represent the percentage return derived by taking the sum of the initial investment and all appreciation and dividends for the specified investment period) during the 25 year period ended December 31, 1997, referred to in the table were 20.62%, 11.92% and 12.87% for the Strategy Stocks, the MSCI EAFESM Index and the S&P 500 Index, respectively. There can be no assurance that the Strategic 20 Trust will outperform the MSCI EAFESM Index and the S&P 500 Index over its life or over consecutive rollover periods, if available.

                    VALUE OF $10,000 INVESTED JANUARY 1, 1973

---------------------------------------------------------------------------------------
                                                                      STANDARD & POOR'S
     PERIOD              STRATEGY STOCKS       MSCI EAFESM INDEX          500 INDEX
----------------      ------------------    --------------------     ------------------

      1973                 $ 9,039                 $ 8,583                $ 8,549
      1974                   6,101                   6,683                  6,325
      1975                  12,630                   9,162                  8,661
      1976                  12,463                   9,505                 10,700
      1977                  21,834                  11,350                  9,934
      1978                  25,504                  15,244                 10,569
      1979                  31,013                  16,186                 12,491
      1980                  35,315                  20,140                 16,429
      1981                  35,788                  19,932                 15,634
      1982                  33,723                  19,761                 18,818
      1983                  47,317                  24,624                 23,016
      1984                  60,196                  26,560                 24,391
      1985                  96,994                  41,624                 31,964
      1986                 139,876                  70,737                 37,890
      1987                 189,755                  88,371                 40,038
      1988                 253,570                 113,637                 46,580
      1989                 268,556                 125,909                 61,118
      1990                 249,650                  96,698                 59,205
      1991                 326,317                 108,786                 76,967
      1992                 315,222                  95,895                 82,685
      1993                 551,797                 127,482                 90,888
      1994                 558,694                 137,757                 92,051
      1995                 704,625                 153,668                126,211
      1996                 855,344                 163,441                154,836
      1997               1,084,491                 166,808                206,087
 1998 thru 3/31          1,154,224                 190,654                234,836

   The following table sets forth a comparison of the hypothetical average annual total return of the twenty highest yielding common stocks selected in accordance with the investment strategy utilized by the EAFE Strategic 20 Trust (the "Strategy Stocks") on a biennial basis with the two-year average annual total returns of all common stocks comprising the MSCI EAFESM Index and the Standard & Poor's 500 Index in the last 25 years. It should be noted that the common stocks comprising the Strategy Stocks may not be the same stocks from year to year and may not be the same common stocks as those included in the EAFE Strategic 20 Trust.

                                                              COMPARISON OF TOTAL RETURNS(1)*
              TWO YEAR PERIOD
                  ENDED                    STRATEGY                  MSCI EAFESM            STANDARD & POOR'S
                DECEMBER 31                 STOCKS                       INDEX                  500 INDEX
           --------------------     ----------------------      ----------------------      -----------------
                   1974                        (21.89)%                   (18.25)%                 (20.47)%
                   1976                         42.92                      19.26                    30.06
                   1978                         40.70                      26.64                    43.05
                   1980                         15.37                      14.94                    17.67
                   1982                         (4.58)                     (0.95)                   (2.28)
                   1984                         31.30                      15.93                    33.60
                   1986                         50.13                      63.20                    52.44
                   1988                         32.34                      26.75                    34.64
                   1990                         (3.08)                     (7.75)                   (0.78)
                   1992                         10.04                      (0.42)                   12.37
                   1994                         30.74                      19.86                    33.13
                   1996                         21.43                       8.92                    23.73
              1998 thru 3/31                    13.86                       8.00                    16.16

   * Source: Barron's, Bloomberg L.P., Dow Jones Corporation and Ibotson
Associates. The Sponsor has not independently verified this data but has no reason to believe that this data is incorrect in any material respect.
Reasonable assumptions were relied on where data was either unavailable or only partially available and these assumptions could have a material impact on the historical performance calculations.

--------------------------------------------------------------------------------
(1)The Strategy Stocks for each period were identified by ranking the dividend yield for each of the stocks in the MSCI EAFESM Index by annualizing the last dividend paid or by adding together the last interim and final dividends paid
   (the last dividend declared was used in cases when the stock was trading ex-dividend as of the last day of the period) and dividing the result by the stock's market value on the first day of trading in the period. Total Return for each period was calculated by taking the difference between period-end prices and prices at the end of the following period (adjusted for any stock splits and corporate spinoffs) and adding dividends for the period.
   Historical total returns thus represent actual stocks and real time; the results illustrate what an investor would have obtained had the investor been invested in the related stocks in the periods indicated. Total Return does not take into consideration any sales charges, commissions, expenses or taxes that will be incurred by a Trust.

   Based on the total returns set forth in the table above, the average annual total returns for the Strategy Stocks for the most recent complete three, five, ten, twenty and twenty-five year periods were 24.74%, 28.03%, 19.04%, 21.56% and 20.62%, respectively. On the other hand, based on the total returns set forth in the table above, the average annual total returns for the MSCI EAFESM Index for the most recent complete three, five, ten, twenty and twenty-five year periods were 6.59%, 11.71%, 6.56%, 14.38% and 11.92%, respectively. Based on the total returns set forth in the table above, the average annual total returns for the S&P 500 Index for the most recent three, five, ten, twenty and twenty-five year periods were 30.82%, 20.04%, 17.80%, 16.37% and 12.87%, respectively.
   The returns shown above represent past performance and are not guarantees of future performance and should not be used as a predictor of returns to be expected in connection with the Trust. Among other factors, both stock prices (which may appreciate or depreciate) and dividends (which may be increased, reduced or eliminated) will affect the returns. A Unitholder in the Trust would not necessarily realize as high a total return on an investment in the stocks upon which the hypothetical returns shown above are based for the following reasons: the total return figures shown above do not reflect sales charges, commissions, Trust expenses or taxes; the Trusts are established at different times of the year; the Trust may not be able to invest equally in the Strategy Stocks and may not be fully invested at all times; Equity Securities are often purchased or sold at prices different from the closing prices used in buying and selling Units; and currency exchange rates will be different.
   The chart below represents past performance of the MSCI EAFESM Index, the S&P 500 Index and the Strategy Stocks (but does not represent possible performance of the EAFE Strategic 20 Trust which, as indicated above, includes certain expenses and commissions not included in the chart) and should not be considered indicative of future results. Further, results are hypothetical. The chart assumes that all dividends during a period (including those on stocks trading ex-dividend as of the last day of the period) are reinvested at the end of that period and does not reflect sales charges, commissions, expenses or income taxes. Based on the foregoing assumptions, the average annual returns (which represent the percentage return derived by taking the sum of the initial investment and all appreciation and dividends for the specified investment period) during the 25 year period ended December 31, 1997 referred to in the table were 20.62%, 11.92% and 12.87% for the Strategy Stocks, the MSCI EAFESM Index and the S&P 500 Index, respectively. There can be no assurance that the EAFE Trust will outperform the MSCI EAFESM Index over its life or over consecutive rollover periods, if available.

                                    VALUE OF $10,000 INVESTED JANUARY 1, 1973
                      ----------------------------------------------------------------------

              TWO YEAR PERIOD
                  ENDED                    STRATEGY                  MSCI EAFESM            STANDARD & POOR'S
                DECEMBER 31                 STOCKS                       INDEX                  500 INDEX
           --------------------     ----------------------      ----------------------      -----------------
                  1974                      $   6,101                   $  6,683                  $  6,325
                  1976                         12,463                      9,505                    10,700
                  1978                         25,504                     15,244                    10,569
                  1980                         35,315                     20,140                    16,429
                  1982                         33,723                     19,761                    18,818
                  1984                         60,196                     26,560                    24,391
                  1986                        139,876                     70,737                    37,890
                  1988                        253,570                    113,637                    46,580
                  1990                        249,650                     96,698                    59,205
                  1992                        315,222                     95,895                    82,685
                  1994                        558,694                    137,757                    92,051
                  1996                        855,344                    163,441                   154,836
             1998 thru 3/31                 1,154,224                    190,654                   234,836

RISK FACTORS
--------------------------------------------------------------------------------

   GENERAL. An investment in Units of a Trust should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Equity Securities or the general condition of the common stock market may worsen and the value of the Equity Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Trusts have a right to receive dividends only when and if, and in the amounts, declared by each issuer's board of directors and have a right to participate in amounts available for distribution by such issuer only after all other claims on such issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the Equity Securities in a portfolio may be expected to fluctuate over the life of a Trust to values higher or lower than those prevailing on the Initial Date of Deposit.
   Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.
   Whether or not the Equity Securities are listed on a national securities exchange, the principal trading market for the Equity Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Equity Securities may depend on whether dealers will make a market in the Equity Securities. There can be no assurance that a market will be made for any of the Equity Securities, that any market for the Equity Securities will be maintained or of the liquidity of the Equity Securities in any markets made. In addition, the Trusts may be restricted under the Investment Company Act of 1940 from selling Equity Securities to the Sponsor. The price at which the Equity Securities may be sold to meet redemption, and the value of a Trust, will be adversely affected if trading markets for the Equity Securities are limited or absent.
   An investment in Units of a Trust will terminate approximately thirteen months from the Initial Date of Deposit unless a Unitholder elects in writing to remain invested in the Trust through the Mandatory Termination Date. If a Unitholder makes no election at the first Special Redemption Date, the Unitholder's Units will be redeemed on such date and the Unitholder will receive cash representing their pro rata portion of the Trust's assets. Unitholders who sell or redeem their Units prior to holding such Units for more than 18 months will not benefit from the reduced federal long-term capital gains tax rate of 20%. For example, Unitholders who elect to become Rollover Unitholders on or prior to the first Special Redemption Date will not benefit from this reduced tax rate. Of course, there can be no assurance that Unitholders will realize capital gains upon the disposition of Units or Securities. Unitholders who elect to hold Units after the first Special Redemption Date should note that this redemption process could cause the value of the Trust to fall below the Minimum Termination Value stated under "Summary of Essential Financial Information" and could result in a termination of the Trust before the Mandatory Termination Date. This could cause a Unitholder who elects to hold Units after the first Special Redemption Date to receive a distribution of Unit proceeds prior to holding such Units for more than 18 months notwithstanding such election.
   The Trust Agreement authorizes the Sponsor to increase the size of each Trust and the number of Units thereof by the deposit of additional Securities, or cash (including a letter of credit) with instructions to purchase additional Securities, in the Trust and the issuance of a corresponding number of additional Units. If the Sponsor deposits cash, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the Securities between the time of the cash deposit and the purchase of the Securities and because each Trust will pay the associated brokerage fees.
   As described under "Fund Operating Expenses," all of the expenses of the Trusts will be paid from the sale of the Securities in such Trust. It is expected that such sales will be made at the end of the initial offering period and each month thereafter through termination of the Trust. Such sales will result in capital gains or losses (both of which will generally be characterized for U.S. federal income tax purposes as short term capital gains or losses) and may be made at times and prices which adversely affect the Trust. For a discussion of the tax consequences of such sales, see "Taxation."
   Unitholders will be unable to dispose of any of the Equity Securities in a Trust, as such, and will not be able to vote the Equity Securities. As the holder of the Equity Securities, the Trustee will have the right to vote all of the voting stocks in each Trust and will vote such stocks in accordance with the instructions of the Sponsor. In the absence of any such instructions by the Sponsor, the Trustee will vote such stocks so as to insure that the stocks are voted as closely as possible in the same manner and the same general proportion as are stocks held by owners other than the Trust.
   Like other investment companies, financial and business organizations and individuals around the world, the Trusts could be adversely affected if the computer systems used by the Sponsor, Evaluator, Supervisor or Trustee or other service providers to the Trusts do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Sponsor, Evaluator, Supervisor and Trustee are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trusts' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trusts.
   The Year 2000 Problem is expected to impact corporations, which may include issuers of Equity Securities contained in the Trusts, to varying degrees based upon various factors, including, but not limited to, their industry sector and degree of technological sophistication. The Sponsor is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the Equity Securities contained in the Trusts.
   FOREIGN SECURITIES. Since the Securities included in the EAFE Strategic 20 Trust consist of securities of foreign issuers, an investment in this Trust involves certain investment risks that are different in some respects from an investment in a Trust which invests entirely in the securities of domestic issuers. These investment risks include future political or governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Equity Securities, the possibility that the financial condition of the issuers of the Equity Securities may become impaired or that the general condition of the relevant stock market may worsen (both of which would contribute directly to a decrease in the value of the Equity Securities and thus in the value of the Units), the limited liquidity and relatively small market capitalization of the relevant securities market, expropriation or confiscatory taxation, economic uncertainties and foreign currency devaluations and fluctuations. In addition, for foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. The securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable domestic issuers. In addition, fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. However, due to the nature of the issuers of the Equity Securities selected for the EAFE Strategic 20 Trust, the Sponsor believes that adequate information will be available to allow the Supervisor to provide portfolio surveillance for the Trust.
   Equity securities issued by non-U.S. issuers generally pay dividends in foreign currencies and are principally traded in foreign currencies. Therefore, there is a risk that the United States dollar value of these securities will vary with fluctuations in the U.S. dollar foreign exchange rates for the various Equity Securities. See "Exchange Rate" below.
   On the basis of the best information available to the Sponsor at the present time, none of the Equity Securities are subject to exchange control restrictions under existing law which would materially interfere with payment to the Trusts of dividends due on, or proceeds from the sale of, the Equity Securities. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payment to either Trust. In addition, the adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of international securities in the EAFE Strategic 20 Trust and on the ability of such Trust to satisfy their obligation to redeem Units tendered to the Trustee for redemption.
   Investors should be aware that it may not be possible to buy all Equity Securities at the same time because of the unavailability of any Equity Security, and restrictions applicable to the Trusts relating to the purchase of an Equity Security by reason of the federal securities laws or otherwise.
   Foreign securities generally have not been registered under the Securities Act of 1933 and may not be exempt from the registration requirements of such Act. Sales of non-exempt Equity Securities by a Trust in the United States securities markets are subject to severe restrictions and may not be practicable. Accordingly, sales of these Equity Securities by a Trust will generally be effected only in foreign securities markets. Although the Sponsor does not believe that a Trust will encounter obstacles in disposing of the Equity Securities, investors should realize that the Equity Securities may be traded in foreign countries where the securities markets are not as developed or efficient and may not be as liquid as those in the United States. The value of the Equity Securities will be adversely affected if trading markets for the Equity Securities are limited or absent.
   EXCHANGE RATE. The EAFE Strategic 20 Trust is comprised of Equity Securities that are principally traded in foreign currencies and as such involve investment risks that are substantially different from an investment in a fund which invests in securities that are principally traded in United States dollars. The United States dollar value of a portfolio (and hence of the Units) and of the distributions from the portfolio will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the rate of inflation in the respective economies compared to the United States, the impact of interest rate differentials between different currencies on the movement of foreign currency rates, the balance of imports and exports of goods and services, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries.
   The post-World War II international monetary system was, until 1973, dominated by the Bretton Woods Treaty, which established a system of fixed exchange rates and the convertibility of the United States dollar into gold through foreign central banks. Starting in 1971, growing volatility in the foreign exchange markets caused the United States to abandon gold convertibility and to effect a small devaluation of the United States dollar. In 1973, the system of fixed exchange rates between a number of the most important industrial countries of the world, among them the United States and most Western European countries, was completely abandoned. Subsequently, major industrialized countries have adopted "floating" exchange rates, under which daily currency valuations depend on supply and demand in a freely fluctuating international market. Many smaller or developing countries have continued to "peg" their currencies to the United States dollar although there has been some interest in recent years in "pegging" currencies to "baskets" of other currencies or to a Special Drawing Right administered by the International Monetary Fund. Since 1983, the Hong Kong dollar has been pegged to the U.S. dollar. In Europe a European Currency Unit ("ECU") has been developed. Currencies are generally traded by leading international commercial banks and institutional investors (including corporate treasurers, money managers, pension funds and insurance companies). From time to time, central banks in a number of countries also are major buyers and sellers of foreign currencies, mostly for the purpose of preventing or reducing substantial exchange rate fluctuations.
   Exchange rate fluctuations are partly dependent on a number of economic factors including economic conditions within countries, the impact of actual and proposed government policies on the value of currencies, interest rate differentials between the currencies and the balance of imports and exports of goods and services and transfers of income and capital from one country to another. These economic factors are influenced primarily by a particular country's monetary and fiscal policies (although the perceived political situation in a particular country may have an influence as well--particularly with respect to transfers of capital). Investor psychology may also be an important determinant of currency fluctuations in the short run. Moreover, institutional investors trying to anticipate the future relative strength or weakness of a particular currency may sometimes exercise considerable speculative influence on currency exchange rates by purchasing or selling large amounts of the same currency or currencies. However, over the long term, the currency of a country with a low rate of inflation and a favorable balance of trade should increase in value relative to the currency of a country with a high rate of inflation and deficits in the balance of trade.
   The Evaluator will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, since these markets are volatile and are constantly changing, depending on the activity at any particular time of the large international commercial banks, various central banks, large multi-national corporations, speculators and other buyers and sellers of foreign currencies, and since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by the Evaluator may not be indicative of the amount in United States dollars a Trust would receive had the Trustee sold any particular currency in the market. The foreign exchange transactions of a Trust will be concluded by the Trustee with foreign exchange dealers acting as principals on a spot (i.e., cash) buying basis. Although foreign exchange dealers trade on a net basis, they do realize a profit based upon the difference between the price at which they are willing to buy a particular currency (bid price) and the price at which they are willing to sell the currency (offer price).

TAXATION
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   General. The following is a general discussion of certain of the federal income tax consequences of the purchase, ownership and disposition of the Units. The summary is limited to investors who hold the Units as capital assets (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). Unitholders should consult their tax advisers in determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units in a Trust.
   For purposes of the following discussion and opinions, it is assumed that each Security is equity for federal income tax purposes. In the opinion of Chapman and Cutler, special counsel for the Sponsor, under existing law:
   1. Each Trust is not an association taxable as a corporation for federal income tax purposes; each Unitholder will be treated as the owner of a pro rata portion of each of the assets of a Trust under the Code; and the income of each Trust will be treated as income of the Unitholders thereof under the Code. Each Unitholder will be considered to have received his pro rata share of income derived from each Security when such income is considered to be received by a Trust.
   2. A Unitholder will be considered to have received all of the dividends paid on his pro rata portion of each Security when such dividends are received by a Trust regardless of whether such dividends are used to pay a portion of any deferred sales charge imposed. Unitholders will be taxed in this manner regardless of whether distributions from a Trust are actually received by the Unitholder or are automatically reinvested (see "Rights of Unitholders--Reinvestment Option").
   3. Each Unitholder will have a taxable event when a Trust disposes of a Security (whether by sale, exchange, liquidation, redemption, or otherwise) or upon the sale or redemption of Units by such Unitholder (except to the extent an in kind distribution of stock is received by such Unitholder from a Trust as described below). The price a Unitholder pays for his Units, generally including sales charges, is allocated among his pro rata portion of each Security held by a Trust (in proportion to the fair market values thereof on the valuation date closest to the date the Unitholder purchases his Units) in order to determine his tax basis for his pro rata portion of each Security held by a Trust. Unitholders should consult their own tax advisers with regard to the calculation of basis. For federal income tax purposes, a Unitholder's pro rata portion of the dividends, as defined by Section 316 of the Code, paid with respect to a Security held by a Trust is taxable as ordinary income to the extent of such corporation's current and accumulated "earnings and profits". A Unitholder's pro rata portion of dividends paid on such Security which exceed such current and accumulated earnings and profits will first reduce a Unitholder's tax basis in such Security, and to the extent that such dividends exceed a Unitholder's tax basis in such Security shall generally be treated as capital gain. In general, the holding period for such capital gain will be determined by the period of time a Unitholder has held his Units.
   4. A Unitholder's portion of gain, if any, upon the sale or redemption of Units or the disposition of Securities held by a Trust will generally be considered a capital gain (except in the case of a dealer or a financial institution). A Unitholder's portion of loss, if any, upon the sale or redemption of Units or the disposition of Securities held by a Trust will generally be considered a capital loss (except in the case of a dealer or a financial institution). Unitholders should consult their tax advisers regarding the recognition of gains and losses for federal income tax purposes. In particular, a Rollover Unitholder should be aware that a Rollover Unitholder's loss, if any, incurred in connection with the exchange of Units for units in the next new series of the Trusts (the "New Fund") will generally be disallowed with respect to the disposition of any Securities pursuant to such exchange to the extent that such Unitholder is considered the owner of substantially identical securities under the wash sale provisions of the Code taking into account such Unitholder's deemed ownership of the securities underlying the Units in the New Fund in the manner described above, if such substantially identical securities were acquired within a period beginning 30 days before and ending 30 days after such disposition. However, any gains incurred in connection with such an exchange by a Rollover Unitholder would be recognized. Unitholders should consult their tax advisers regarding the recognition of gains and losses for federal income tax purposes.
   Deferred Sales Charge. Generally, the tax basis of a Unitholder includes sales charges, and such charges are not deductible. A portion of the sales charge for the Trusts is deferred. The income (or proceeds from redemption) a Unitholder must take into account for federal income tax purposes is not reduced by amounts deducted to pay the deferred sales charge. Unitholders should consult their own tax advisers as to the income tax consequences of any deferred sales charge imposed.
   Dividends Received Deduction. A corporation that owns Units will generally be entitled to a 70% dividends received deduction with respect to such Unitholder's pro rata portion of dividends received by a Trust (to the extent such dividends are taxable as ordinary income, as discussed above, and are attributable to domestic corporations) in the same manner as if such corporation directly owned the Securities paying such dividends (other than corporate Unitholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax). However, a corporation owning Units should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations include a requirement that stock (and therefore Units) must generally be held at least 46 days (as determined under Section 246(c) of the Code). Final regulations have been issued which address special rules that must be considered in determining whether the 46 day holding period requirement is met. Moreover, the allowable percentage of the deduction will be reduced from 70% if a corporate Unitholder owns certain stock (or Units) the financing of which is directly attributable to indebtedness incurred by such corporation. It should be noted that various legislative proposals that would affect the dividends received deduction have been introduced. Unitholders should consult with their tax advisers with respect to the limitations on and possible modifications to the dividends received deduction.
   To the extent dividends received by a Trust are attributable to foreign corporations, a corporation that owns Units will not be entitled to the dividends received deduction with respect to its pro rata portion of such dividends, since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations.
   Limitations on Deductibility of Trust Expenses by Unitholders. Each Unitholder's pro rata share of each expense paid by a Trust is deductible by the Unitholder to the same extent as though the expense had been paid directly by him. It should be noted that as a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income. Unitholders may be required to treat some or all of the expenses of a Trust as miscellaneous itemized deductions subject to this limitation.
   Recognition of Taxable Gain or Loss Upon Disposition of Securities by a Trust or Disposition of Units. As discussed above, a Unitholder may recognize taxable gain (or loss) when a Security is disposed of by a Trust or if the Unitholder disposes of a Unit (although losses incurred by Rollover Unitholders may be subject to disallowance, as discussed above). The Taxpayer Relief Act of 1997 (the "1997 Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) is subject to a maximum marginal stated tax rate of either 28% or 20%, depending upon the holding periods of the capital assets. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Units. Generally, capital gains realized from assets held for more than one year but not more than 18 months are taxed at a maximum marginal stated tax rate of 28% and capital gains realized from assets (with certain exclusions) held for more than 18 months are taxed at a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Further, capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Legislation is currently pending that provides the appropriate methodology that should be applied in netting the realized capital gains and losses. Such legislation is proposed to be effective retroactively for tax years ending after May 6, 1997. It should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.
   In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.
   If a Unitholder disposes of a Unit he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all Securities represented by a Unit. The 1997 Tax Act includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting national principal contracts, futures or forward contracts, or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unitholders should consult their own tax advisers with regard to any such constructive sales rules.
   Special Tax Consequences of In Kind Distributions Upon Redemption of Units or Termination of a Trust. As discussed in "Rights of Unitholders--Redemption of Units," under certain circumstances a Unitholder tendering Units for redemption may request an In Kind Distribution of the U.S.-traded Securities in a Trust. A Unitholder may also under certain circumstances request an In Kind Distribution of the U.S.-traded Securities in a Trust upon the termination of such Trust. A Unitholder will receive cash representing his pro rata portion of the foreign Securities in a Trust. See "Rights of Unitholders--Redemption of Units". The Unitholder requesting an In Kind Distribution will be liable for expenses related thereto (the "Distribution Expenses") and the amount of such In Kind Distribution will be reduced by the amount of the Distribution Expenses. See "Rights of Unitholders--Redemption of Units". As previously discussed, prior to the redemption of Units or the termination of a Trust, a Unitholder is considered as owning a pro rata portion of each of such Trust's assets for federal income tax purposes. The receipt of an In Kind Distribution will result in a Unitholder receiving an undivided interest in whole shares of stock plus, possibly, cash.
   The potential tax consequences that may occur under an In Kind Distribution with respect to each Security owned by a Trust will depend on whether or not a Unitholder receives cash in addition to Securities. A "Security" for this purpose is a particular class of stock issued by a particular corporation. A Unitholder will not recognize gain or loss if a Unitholder only receives Securities in exchange for his or her pro rata portion in the Securities held by a Trust. However, if a Unitholder also receives cash in exchange for a fractional share of a U.S.-traded Security or for a foreign Security held by a Trust, such Unitholder will generally recognize gain or loss based upon the difference between the amount of cash received by the Unitholder and his tax basis in such fractional share of a U.S.-traded Security or such foreign Security held by such Trust.
   Because each Trust will own many Securities, a Unitholder who requests an In Kind Distribution will have to analyze the tax consequences with respect to each Security owned by such Trust. The amount of taxable gain (or loss) recognized upon such exchange will generally equal the sum of the gain (or loss) recognized under the rules described above by such Unitholder with respect to each Security owned by such Trust. Unitholders who request an In Kind Distribution are advised to consult their tax advisers in this regard.
   Rollover Unitholders. As discussed in "Rights of Unitholders--Special Redemption and Rollover in New Fund," a Unitholder may elect to become a Rollover Unitholder. To the extent a Rollover Unitholder exchanges his Units for Units of the New Fund in a taxable transaction, such Unitholder will recognize gains, if any, but generally will not be entitled to a deduction for any losses recognized upon the disposition of any Securities pursuant to such exchange to the extent that such Unitholder is considered the owner of substantially identical securities under the wash sale provisions of the Code taking into account such Unitholder's deemed ownership of the securities underlying the Units in the New Fund in the manner described above, if such substantially identical securities were acquired within a period beginning 30 days before and ending 30 days after such disposition under the wash sale provisions contained in Section 1091 of the Code. In the event a loss is disallowed under the wash sale provisions, special rules contained in Section 1091(d) of the Code apply to determine the Unitholder's tax basis in the securities acquired. Rollover Unitholders are advised to consult their tax advisers.
   Computation of the Unitholder's Tax Basis. Initially, a Unitholder's tax basis in his Units will generally equal the price paid by such Unitholder for his Units. The cost of the Units is allocated among the Securities held in a Trust in accordance with the proportion of the fair market values of such Securities on the valuation date nearest the date the Units are purchased in order to determine such Unitholder's tax basis for his pro rata portion of each Security.
   A Unitholder's tax basis in his Units and his pro rata portion of a Security held by a Trust will be reduced to the extent dividends paid with respect to such Security are received by the Trust which are not taxable as ordinary income as described above.
   Other Matters. Each Unitholder will be requested to provide the Unitholder's taxpayer identification number to the Trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by a Trust to such Unitholder (including amounts received upon the redemption of Units) will be subject to back-up withholding. Distributions by a Trust (other than those that are not treated as United States source income, if any) will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States persons. Such persons should consult their tax advisers.
   In general, income that is not effectively connected to the conduct of a trade or business within the United States that is earned by non-U.S. Unitholders and derived from dividends of foreign corporations will not be subject to U.S. withholding tax provided that less than 25 percent of the gross income of the foreign corporation for a three-year period ending with the close of its taxable year preceding payment was not effectively connected to the conduct of a trade or business within the United States. In addition, such earnings may be exempt from U.S. withholding pursuant to a specific treaty between the United States and a foreign country. Non-U.S. Unitholders should consult their own tax advisers regarding the imposition of U.S. withholding on distributions from a Trust.
   It should be noted that payments to the Trusts of dividends on Securities that are attributable to foreign corporations may be subject to foreign withholding taxes and Unitholders should consult their tax advisers regarding the potential tax consequences relating to the payment of any such withholding taxes by the Trusts. Any dividends withheld as a result thereof will nevertheless be treated as income to the Unitholders. Because, under the grantor trust rules, an investor is deemed to have paid directly his share of foreign taxes that have been paid or accrued, if any, an investor may be entitled to a foreign tax credit or deduction for United States tax purposes with respect to such taxes. The 1997 Tax Act imposes a required holding period for such credits. Investors should consult their tax advisers with respect to foreign withholding taxes and foreign tax credits.
   At the termination of a Trust, the Trustee will furnish to each Unitholder of such Trust a statement containing information relating to the dividends received by such Trust on the Securities, the gross proceeds received by such Trust from the disposition of any Security (resulting from redemption or the sale of any Security), and the fees and expenses paid by such Trust. The Trustee will also furnish annual information returns to Unitholders and to the Internal Revenue Service.
   Unitholders desiring to purchase Units for tax-deferred plans and IRAs should consult their broker-dealers for details on establishing such accounts. Units may also be purchased by persons who already have self-directed plans established.
   In the opinion of special counsel to the Fund for New York tax matters, each Trust is not an association taxable as a corporation and the income of the Trusts will be treated as the income of the Unitholders under the existing income tax laws of the State and City of New York.
   The foregoing discussion relates only to the tax treatment of U.S. Unitholders ("U.S. Unitholders") with regard to federal and certain aspects of New York State and City income taxes. Unitholders may be subject to taxation in New York or in other jurisdictions and should consult their own tax advisers in this regard. As used herein, the term "U.S. Unitholder" means an owner of a Unit in one of the Trusts that (a) is (i) for United States federal income tax purposes a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of its source or (b) does not qualify as a U.S. Unitholder in paragraph (a) but whose income from a Unit is effectively connected with such Unitholder's conduct of a United States trade or business. The term also includes certain former citizens of the United States whose income and gain on the Units will be taxable. Unitholders should consult their tax advisers regarding potential state or local taxation with respect to the Units.

FUND OPERATING EXPENSES
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   COMPENSATION OF SPONSOR AND EVALUATOR. The Sponsor will not receive any fees in connection with its activities relating to the Fund. However, Van Kampen American Capital Investment Advisory Corp., which is an affiliate of the Sponsor, will receive an annual supervisory fee, which is not to exceed the amount set forth under "Summary of Essential Financial Information", for providing portfolio supervisory services for the Fund. Such fee (which is based on the number of Units of each Trust outstanding on January 1 of each year except during the initial offering period in which event the calculation is based on the number of Units of each Trust outstanding at the end of the month of such calculation) may exceed the actual costs of providing such supervisory services for these Trusts, but at no time will the total amount received for portfolio supervisory services rendered to all Series of the Fund and to any other unit investment trusts sponsored by the Sponsor for which the Supervisor provides portfolio supervisory services in any calendar year exceed the aggregate cost to the Supervisor of supplying such services in such year. In addition, American Portfolio Evaluation Services, which is a division of Van Kampen American Capital Investment Advisory Corp., shall receive for regularly providing evaluation services to the Fund the annual evaluation fee set forth under "Summary of Essential Financial Information" (which is based on the number of Units of each Trust outstanding on January 1 of each year for which such compensation relates except during the initial offering period in which event the calculation is based on the number of Units of each Trust outstanding at the end of the month of such calculation) for regularly evaluating the Fund portfolios. The foregoing fees are payable as described under " below. Both of the foregoing fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. The Sponsor will receive sales commissions and may realize other profits (or losses) in connection with the sale of Units and the deposit of the Securities as described under "Public Offering--Sponsor and Other Compensation".
   TRUSTEE'S FEE. For its services the Trustee will receive the fee from each Trust set forth under "Summary of Essential Financial Information" (which is based on the number of Units of each Trust outstanding at the end of the month of such calculation until the end of the initial offering period at which time such calculation is based on the number of Units of each Trust outstanding on such date). The Trustee's fees are payable as described under "General" below. The Trustee benefits to the extent there are funds for future distributions, payment of expenses and redemptions in the Capital and Income Accounts since these Accounts are non-interest bearing to Unitholders and the amounts earned by the Trustee are retained by the Trustee. Part of the Trustee's compensation for its services to each Trust is expected to result from the use of these funds. Such fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unitholders--Reports Provided" and "Fund Administration".
   MISCELLANEOUS EXPENSES. Expenses incurred in establishing each Trust, including the cost of the initial preparation of documents relating to such Trust (including the Prospectus, Trust Agreement and closing documents), federal and state registration fees, the initial fees and expenses of the Trustee, legal and accounting expenses, payment of closing fees and any other out-of-pocket expenses, will be paid by such Trust and amortized over one year. The following additional charges are or may be incurred by a Trust: (a) normal expenses (including the cost of mailing reports to Unitholders) incurred in connection with the operation of such Trust, (b) fees of the Trustee for extraordinary services, (c) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (d) various governmental charges, (e) expenses and costs of any action taken by the Trustee to protect a Trust and the rights and interests of Unitholders, (f) indemnification of the Trustee for any loss, liability or expenses incurred in the administration of a Trust without negligence, bad faith or wilful misconduct on its part, (g) foreign custodial and transaction fees, (h) accrual of costs associated with liquidating the securities held in a Trust portfolio and (i) expenditures incurred in contacting Unitholders upon termination of a Trust. The expenses set forth herein are payable as described under "General" below.
   GENERAL. During the initial offering period of each Trust, all of the fees and expenses of such Trust will accrue on a daily basis and will be charged to such Trust, in arrears, at the end of the initial offering period. After the initial offering period, all of the fees and expenses of each Trust will accrue on a daily basis and will be charged to such Trust, in arrears, on a monthly basis on or before the tenth day of each month. The fees and expenses are payable out of the Capital Account of the related Trust. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the related Trust's portfolio. It is expected that the balance in the Capital Account of each Trust will be insufficient to provide for amounts payable by the related Trust, and that Equity Securities will be sold from such Trust to pay such amounts. These sales will result in capital gains or losses to Unitholders. See "Taxation" and "Risk Factors".

PUBLIC OFFERING
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   GENERAL. Units are offered at the Public Offering Price. During the initial offering period and for secondary market transactions after the initial offering period the Public Offering Price is based on the aggregate underlying value of the Securities in each Trustportfolio, the initial sales charge described below, and cash, if any, in the Income and Capital Accounts held or owned by such Trust.
   For the Strategic Picks Trust, the initial sales charge is equal to the difference between the total first year sales charge for a Trust (2.75% of the Public Offering Price) and the deferred sales charge imposed prior to the first Special Redemption Date ($0.175 per Unit).
   For the EAFE Strategic 20 Trust, the initial sales charge is equal to the difference between the total first year sales charge (2.95% of the Public Offering Price) and the deferred sales charge imposed prior to the first Special Redemption Date ($0.195 per Unit).
   The monthly deferred sales charge will begin accruing on a daily basis on July 14, 1998 and will continue to accrue through May 13, 1999; the monthly deferred sales charge will be charged to the Trust, in arrears, commencing August 14, 1998 and will be charged on the 14th day of each month thereafter through May 14, 1999.
   In addition, Unitholders who elect to hold Units after the first Special Redemption Date will be subject to a deferred sales charge of $0.15 per Unit ($0.17 per Unit for EAFE Strategic 20 Trust). This deferred sales charge will begin accruing on a daily basis commencing July 12, 1999 and will continue to accrue through March 11, 2000; this monthly deferred sales charge will be charged to the Trust, in arrears, commencing August 12, 1999 and will be charged on the 12th day of each month thereafter through March 12, 2000.
   If any deferred sales charge payment date is not a business day, the payment will be charged to the Trusts on the next business day. Unitholders will be assessed that portion of the deferred sales charge accrued from the time they became Unitholders of record. Units purchased subsequent to the initial deferred sales charge payment will be subject to only that portion of the deferred sales charge payments not yet collected. The deferred sales charge will be paid from funds in the Capital Account, if sufficient, or from the periodic sale of Securities. For the EAFE Strategic 20 Trust, the total maximum sales charge prior to the first Special Redemption Date will be 2.95% of the Public Offering Price (3.040% of the aggregate value of the Securities less the deferred sales charge). For the Strategic Picks Trust, the total maximum sales charge prior to the first Special Redemption Date on a per Unit basis will be 2.75% of the Public Offering Price (2.828% of the aggregate value of the Securities less any deferred sales charge). For the EAFE Strategic 20 Trust, the total maximum sales charge assessed to each Unitholder who elects to hold Units through termination of the Trust will be 4.65% of the Public Offering Price (4.877% of the aggregate value of the Securities less the deferred sales charge). For the Strategic Picks Trust, the total sales charge assessed to each Unitholder who elects to hold Units through termination of a Trust will be 4.25% of the Public Offering Price (4.439% of the aggregate value of the Securities less any deferred sales charge). The sales charge applicable to quantity purchases is reduced on a graduated basis as follows:

          AGGREGATE DOLLAR AMOUNT                PERCENTAGE SALES CHARGE
          OF UNITS PURCHASED*                      REDUCTION PER UNIT
          ------------------------         --------------------------------
                  $50,000 - $99,999                       0.25%
                $100,000 - $149,999                       0.50
                $150,000 - $999,999                       0.85
                 $1,000,000 or more                       1.75

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   *The breakpoint sales charges are also applied on a per Unit basis utilizing a breakpoint equivalent in the above table of $10 per Unit and will be applied on whichever basis is more favorable to the investor.

   The sales charge reduction will primarily be the responsibility of the selling broker, dealer or agent. An investor may aggregate purchases of Units of the Trusts for purposes of qualifying for volume purchase discounts listed above. The reduced sales charge structure will also apply on all purchases by the same person from any one dealer of units of Van Kampen American Capital-sponsored unit investment trusts which are being offered in the initial offering period (a) on any one day (the "Initial Purchase Date") or (b) on any day subsequent to the Initial Purchase Date if (1) the units purchased are of a unit investment trust purchased on the Initial Purchase Date, and (2) the person purchasing the units purchased a sufficient amount of units on the Initial Purchase Date to qualify for a reduced sales charge on such date. In the event units of more than one trust are purchased on the Initial Purchase Date, the aggregate dollar amount of such purchases will be used to determine whether purchasers are eligible for a reduced sales charge. Such aggregate dollar amount will be divided by the public offering price per unit (on the day preceding the date of purchase) of each respective trust purchased to determine the total number of units which such amount could have purchased of each individual trust. Purchasers must then consult the applicable trust's prospectus to determine whether the total number of units which could have been purchased of a specific trust would have qualified for a reduced sales charge and, if so qualified, the amount of such reduction. Assuming a purchaser qualified for a sales charge reduction or reductions, to determine the applicable sales charge reduction or reductions it is necessary to accumulate all purchases made on the Initial Purchase Date and all purchases made in accordance with (b) above. Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser ("immediate family members") will be deemed for the purposes of calculating the applicable sales charge to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for one or more trust estate or fiduciary accounts.
   A purchaser desiring to purchase during a 13 month period $500,000 or more of any combination of series of Van Kampen American Capital unit investment trusts may qualify for a reduced sales charge by signing a nonbinding Letter of Intent with any single broker-dealer. After signing a Letter of Intent, at the date total purchases, less redemptions, of units of any combination of series of Van Kampen American Capital unit investment trusts by a purchaser (including units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age) exceed $500,000, the selling broker-dealer, bank or other will credit the unitholder with cash as a retroactive reduction of the sales charge on such units equal to the amount which would have been paid for the total aggregated sale amount. If a purchaser does not complete the required purchases under the Letter of Intent within the 13 month period, no such retroactive sales charge reduction shall be made. To qualify under a Letter of Intent each purchase of units of Van Kampen Capital unit investment trusts must equal or exceed $100,000.
   Units may be purchased in the primary or secondary market at the Public Offering Price (for purchases which do not qualify for a sales charge reduction for quantity purchases) less the concession the Sponsor typically allows to brokers and dealers for purchases (see "Public Offering--Unit Distribution") by
(1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management service, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their immediate family members (as described above) and (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in this Prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive sales charge reductions for quantity purchases.
   During the initial offering period, unitholders of any Van Kampen American Capital-sponsored unit investment trust may utilize their redemption or termination proceeds to purchase Units of all Trusts at the Public Offering Price per Unit less 1%.
   During the initial offering period of the Trusts, unitholders of unaffiliated unit investment trusts having an investment strategy similar to the investment strategy of the Trusts may utilize proceeds received upon termination or upon redemption immediately preceding termination of such unaffiliated trust to purchase Units of a Trust at the Public Offering Price per Unit less 1%.
   Employees, officers and directors (including their spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons) of the Van Kampen American Capital Distributors, Inc. and its affiliates, dealers and their affiliates and vendors providing services to the Sponsor may purchase Units at the Public Offering Price less the applicable dealer concession.
   OFFERING PRICE. The Public Offering Price of the Units will vary from the amounts stated under "Summary of Essential Financial Information" in accordance with fluctuations in the prices of the underlying Securities in the Trusts. In the case of the EAFE Strategic 20 Trust, the Public Offering Price per Unit is based on the aggregate value of the Securities computed on the basis of the offering side or bid side value of the relevant currency exchange rate expressed in U.S. dollars during the initial offering period or secondary market.
   As indicated above, the price of the Units was established by adding to the determination of the aggregate underlying value of the Securities in each Trust an amount equal to the initial sales charge and dividing the sum so obtained by the number of Units in each Trust outstanding. In addition, the Public Offering Price shall include the proportionate share of any cash held in the Income and Capital Accounts in each Trust. The initial price determination was made on the basis of an evaluation of the Securities in the Trusts prepared by Interactive Data Corporation, a firm regularly engaged in the business of evaluating, quoting or appraising comparable securities. Thereafter, the Evaluator on each business day will appraise or cause to be appraised the value of the underlying Securities in the applicable Trust as of the relevant Evaluation Time and will adjust the Public Offering Price of the Units commensurate with such valuation. Such Public Offering Price will be effective for all orders received prior to the Evaluation Time on each such day. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day which is not a business day for the related Trust, will be held until the next determination of price. The term "business day", as used herein and under "Rights of Unitholders--Redemption of Units", shall exclude Saturdays, Sundays and holidays observed by the New York Stock Exchange, Inc. In connection with the EAFE Strategic 20 Trust, the term "business day" shall also exclude any day on which Securities representing greater than 33% of the Securities are not traded on the principal trading exchange for such Securities due to a customary business holiday on such exchange; accordingly, purchases or redemptions of Units in such Trust on such a day will be based on the next determination of price of the Securities (and the price of such Units would be the next computed Unit price). Unitholders who purchase Units subsequent to the Initial Date of Deposit will pay the initial sales charge described above and will be assessed a deferred sales charge of $0.0175 per Unit ($0.0195 per Unit for the EAFE Strategic 20 Trust) on each of the remaining deferred sales charge payment dates as set forth in "Public Offering--GeneralIn addition, Unitholders who elect to hold Units after the first Special Redemption Date will be assessed a deferred sales charge of $0.15 per Unit ($0.17 per Unit for the EAFE Strategic 20 Trust) during the Trust's second year as set forth in "Public Offering--General". The Sponsor currently does not intend to maintain a secondary market after November 9, 1998.
   The aggregate underlying value of the Equity Securities during the initial offering period is determined on each business day by the Evaluator in the following manner: If the Equity Securities are listed on a national or foreign securities exchange, this evaluation is generally based on the closing sale prices on that exchange (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange, at the closing ask prices. If the Equity Securities are not listed on a national or foreign securities exchange or, if so listed and the principal market therefore is other than on the exchange, the evaluation shall generally be based on the current ask price on the over-the-counter market (unless it is determined that these prices are inappropriate as a basis for evaluation). If current ask prices are unavailable, the evaluation is generally determined (a) on the basis of current ask prices for comparable securities, (b) by appraising the value of the Equity Securities on the ask side of the market or (c) by any combination of the above. In the case of the EAFE Strategic 20 Trust, the value of the Equity Securities during the initial offering period is based on the aggregate underlying value of the foreign Securities computed on the basis of the offering side value of the relevant currency exchange rate expressed in U.S. dollars as of the related Evaluation Time.
   In offering the Units to the public, neither the Sponsor nor any broker-dealers are recommending any of the individual Securities in the Trusts but rather the entire pool of Securities, taken as a whole, which are represented by the Units.
   UNIT DISTRIBUTION. During the initial offering period, Units will be distributed to the public by the Sponsor, broker-dealers and others at the Public Offering Price. Upon the completion of the initial offering period, Units repurchased in the secondary market, if any, may be offered by this Prospectus at the secondary market Public Offering Price in the manner described above.
   The Sponsor intends to qualify the Units for sale in a number of states. Brokers, dealers and others will be allowed a concession or agency commission in connection with the distribution of Units during the initial offering period as set forth in the following table. A portion of such concessions or agency commissions represents amounts paid by the Sponsor to such brokers, dealers and others out of its own assets as additional compensation.

          AGGREGATE DOLLAR AMOUNT        INITIAL OFFERING PERIOD CONCESSION
          OF UNITS PURCHASED*               OR AGENCY COMMISSION PER UNIT
          --------------------------   -----------------------------------------
         $10 - $49,999                                     2.10%
         $50,000 - $99,999                                 1.85
         $100,000 - $149,999                               1.60
         $150,000 - $999,999                               1.25
         $1,000,000 or more                                0.50

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          *The breakpoint concessions or agency commissions are also applied on a per Unit basis utilizing a breakpoint equivalent in the above table of $10 per Unit and will be applied on whichever basis is more favorable to the broker, dealer or agent.

   In addition to the amounts set forth above, during the initial offering period any firm that distributes 500,000 - 999,999 Units of the Strategic Picks Trust will receive additional compensation of $.0025 per Unit; any firm that distributes 1,000,000 - 1,999,999 Units of such Trust will receive additional compensation of $.005 per Unit; any firm that distributes 2,000,000 - 2,999,999 Units of such Trust will receive additional compensation of $.01 per Unit; any firm that distributes 3,000,000 - 3,999,999 Units of such Trust will receive additional compensation of $.015 per Unit; any firm that distributes 4,000,000 - 4,999,999 Units of such Trust will receive additional compensation of $.02 per Unit; any firm that distributes 5,000,000 Units or more of such Trust will receive additional compensation of $.025 per Unit. Such additional compensation will be paid by the Sponsor out of its own assets at the end of the initial offering period.
   Any discount provided to investors will be borne by the selling dealer or agent as indicated under "General" above. For transactions involving Rollover Unitholders the total concession or agency commission will amount to 1.1% per Unit (or such lesser amount resulting from quantity sales discounts). For all secondary market transactions the total concession or agency commission will amount to 2.1% per Unit. In addition to the amounts set forth above, for transactions involving Unitholders who elect to hold Units after the first Special Redemption Date, the total concession or agency commission will include an additional 1% per Unit which will be paid to the broker, dealer or agent subsequent to the first Special Redemption Date. Notwithstanding anything to the contrary herein, in no case shall the total of any concessions, agency commissions and any additional compensation allowed or paid to any broker, dealer or other distributor of Units with respect to any individual transaction exceed the total sales charge applicable to such transaction.
   Certain commercial banks are making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge (equal to the agency commission referred to above) is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.
   To facilitate the handling of transactions, sales of Units shall normally be limited to transactions involving a minimum of 100 Units (25 Units for qualified retirement plans) but may vary by selling firm. In connection with fully disclosed transactions with the Sponsor, the minimum purchase requirement will be that number of Units set forth in the contract between the Sponsor and the related broker or agent. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.
   The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trusts and returns over specified time periods on other similar Van Kampen American Capital trusts or investment strategies utilized by the Trusts (which may show performance net of expenses and charges which the Trusts would have charged) with returns on other taxable investments such as the common stocks comprising the Dow Jones Industrial Average, the S&P 500, other investment indices, corporate or U.S. government bonds, bank CDs, money market accounts or money market funds, or with performance data from Lipper Analytical Services, Inc., Morningstar Publications, Inc. or various publications, each of which has characteristics that may differ from those of the Trusts. Information on percentage changes in the dollar value of Units may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective Unitholders. Total return figures may not be averaged and may not reflect deduction of the sales charge, which would decrease return. No provision is made for any income taxes payable. Past performance may not be indicative of future results. The Trust portfolios are not managed and Unit price and return fluctuate with the value of common stocks in the portfolios, so there may be a gain or loss when Units are sold. As with other performance data, performance comparisons should not be considered representative of the Trust's relative performance for any future period.
   SPONSOR AND OTHER COMPENSATION. The Sponsor will receive gross sales commission equal to the total sales charge applicable to a transaction as described under "General" above. Any discount provided to investors will be borne by the selling dealer or agent.
   In addition, the Sponsor will realize a profit or will sustain a loss, as the case may be, as a result of the difference between the price paid for the Securities by the Sponsor and the cost of such Securities to each Trust on the Initial Date of Deposit as well as on subsequent deposits. See "Notes to Portfolios". The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates or as an agent in a private placement for any of the Securities in the Fund portfolios. The Sponsor may further realize additional profit or loss during the initial offering period as a result of the possible fluctuations in the market value of the Securities in the Trusts after a date of deposit, since all proceeds received from purchasers of Units.
   Broker-dealers of the Trusts, banks and/or others may be eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of brokers, dealers, banks and/or others may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to such brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying entities for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of any Trust. These programs will not change the price Unitholders pay for their Units or the amount that a Trust will receive from the Units sold.
   Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.
   As stated under "Public Market" below, the Sponsor currently intends to maintain a secondary market for Units of the Trusts for the period indicated. In so maintaining a market, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes the applicable sales charge). In addition, the Sponsor will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units, respectively.
   PUBLIC MARKET. Although it is not obligated to do so, the Sponsor currently intends to maintain a market for the Units offered hereby through November 9, 1998 and offer continuously to purchase Units at prices, subject to change at any time, based upon the aggregate underlying value of the Equity Securities in the Trusts (computed as indicated under "Offering Price" above and "Rights of Unitholders--Redemption of Units"). In the case of the Global Trusts, the aggregate underlying value of the Equity Securities is computed on the basis of the bid side value of the relevant currency exchange rate (offer side during the initial offering period) expressed in U.S. dollars. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Unitholder cannot find another purchaser, a Unitholder desiring to dispose of his Units will be able to dispose of such Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of UnitsA Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof. Units sold prior to such time as the entire deferred sales charge on such Units has been collected will be assessed the amount of any remaining deferred sales charge at the time of sale (however, Units sold on or prior to the first Special Redemption Date will not be assessed the unpaid second year deferred sales charge remaining after such date).
   TAX-SHELTERED RETIREMENT PLANS. Units of the Trusts are available for purchase in connection with certain types of tax-sheltered retirement plans, including Individual Retirement Accounts for the individuals, Simplified Employee Pension Plans for employees, qualified plans for self-employed individuals, and qualified corporate pension and profit sharing plans for employees. The purchase of Units of the Trusts may be limited by the plans' provisions and does not itself establish such plans. The minimum purchase for retirement plans is 25 Units but may vary by selling firm.

RIGHTS OF UNITHOLDERS
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   CERTIFICATES. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units of the Trusts will be evidenced by certificates unless a Unitholder or the Unitholder's registered broker-dealer makes a written request to the Trustee that ownership be in book entry form. Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, by presentation and surrender of such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign such written request, and such certificate or transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate representing the Units to be transferred with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any whole multiple thereof.
   Although no such charge is now made or contemplated, the Trustee may require a Unitholder to pay a reasonable fee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred.
Mutilated certificates must be surrendered to the Trustee for replacement.
   DISTRIBUTIONS OF INCOME AND CAPITAL. Any dividends received by a Trust with respect to the Equity Securities therein are credited by the Trustee to the Income Account of such Trust. Other receipts (e.g., capital gains, proceeds from the sale of Securities, etc.) are credited to the Capital Account of such Trust. Proceeds from the sale of Securities made to meet redemptions of Units shall be segregated within the Capital Account of a Trust from proceeds from the sale of Securities made to satisfy the fees, expenses and charges of such Trust. In the case of the EAFE Strategic 20 Trust, dividends to be credited to such accounts are first converted into U.S. dollars at the applicable exchange rate.
   The Trustee will distribute any income received with respect to any of the Securities in a Trust on or about the Income Account Distribution Dates to Unitholders of record on the preceding Income Account Record Dates. See "Summary of Essential Financial Information". Proceeds received on the sale of any Securities in a Trust, to the extent not used to meet redemptions of Units, pay the deferred sales charge or pay fees and expenses, will be distributed semi-annually on the Capital Account Distribution Dates to Unitholders of record on the preceding Capital Account Record Dates. Proceeds received from the disposition of any of the Securities after a record date and prior to the following distribution date will be held in the Capital Account of the appropriate Trust and not distributed until the next distribution date applicable to such Capital Account. The Trustee is not required to pay interest on funds held in the Capital or Income Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds).
   The distribution to Unitholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of each Unitholder's pro rata share of the cash in the Income Account. Unitholders will initially receive their distributions in the form of an automatic reinvestment into additional Units unless the Unitholder elects to receive distributions in cash. See "Rights of Unitholders--Reinvestment Option." Persons who purchase Units will commence receiving distributions only after such person becomes a record owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker-dealer.
   At the end of the initial offering period for each Trust and on or before the tenth day of each month thereafter, the Trustee will deduct from the Capital Account of the appropriate Trust amounts necessary to pay the fees and expenses of such Trust (as determined on the basis set forth under "Fund Operating Expenses"). The Trustee also may withdraw from the Income and Capital Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of each Trust. Amounts so withdrawn shall not be considered a part of such Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Income and Capital Accounts of the appropriate Trust such amounts as may be necessary to cover redemptions of Units.
   It is anticipated that any deferred sales charge will be collected from the Capital Account. To the extent that amounts in the Capital Account are insufficient to satisfy the then current deferred sales charge obligation, Equity Securities will be sold to meet such shortfall. Distributions of amounts necessary to pay the deferred portion of the sales charge will be made to an account maintained by the Trustee for purposes of satisfying Unitholders' deferred sales charge obligations.
   REINVESTMENT OPTION. Unitholders of a Trust will initially have each distribution of dividend income, capital gains and/or principal on their Units automatically reinvested in additional Units of such Trust under the "Automatic Reinvestment Option" (to the extent Units may be lawfully offered for sale in the state in which the Unitholder resides). Brokers and dealers who distribute Units to Unitholders pursuant to the Automatic Reinvestment Option may do so through two options. Brokers and dealers can use the Dividend Reinvestment Service through Depository Trust Company or purchase the available Automatic Reinvestment Option CUSIP. If a broker or dealer decides to continue to utilize the Dividend Reinvestment Service through the Depository Trust Company, the broker or dealer must have access to a PTS terminal equipped with the Elective Dividend System function (EDS) prior to the first Record Date set forth under "Summary of Essential Financial Information". The second option available is to purchase the appropriate CUSIP for automatic reinvestment. Unitholders receiving Units of a Trust pursuant to participation in the Automatic Reinvestment Option will be subject to the remaining deferred sales charge payments due on Units (assuming for these purposes such Units had been outstanding during the primary offering period). Unitholders may also elect to receive distributions of dividend income, capital gains and/or principal on their Units in cash. To receive cash, a Unitholder or his or her broker or agent must file with the Trustee a written notice of election, together with any certificate representing Units and other documentation that the Trustee may then require, at least five days prior to the Record Date for which the first distribution is to apply. A Unitholder's election to receive cash will apply to all Units of a Trust owned by such Unitholder and such election will remain in effect until changed by the Unitholder.
   Reinvestment plan distributions may be reinvested in Units already held in inventory by the Sponsor (see "Public Offering--Public Market") or, until such time as additional Units cease to be issued by a Trust (see "The Fund"), distributions may be reinvested in such additional Units. If Units are unavailable in the secondary market, distributions which would otherwise have been reinvested shall be paid in cash to the Unitholder on the applicable Distribution Date.
   Purchases of additional Units made pursuant to the reinvestment plan will be based on the net asset value for Units of a Trust as of the Evaluation Time on the related Income or Capital Account Distribution Dates plus any remaining deferred sales charge. Under the reinvestment plan, a Trust will pay the Unitholder's distributions to the Trustee which in turn will purchase for such Unitholder full and fractional Units of a Trust and will send such Unitholder a statement reflecting the reinvestment.
   Unitholders may also elect to have each distribution of interest income, capital gains and/or principal on their Units automatically reinvested in Class A shares of Van Kampen American Capital or Morgan Stanley mutual funds which are registered in the Unitholder's state of residence. Such mutual funds are hereinafter collectively referred to as the "Reinvestment Funds".
   Each Reinvestment Fund has investment objectives which differ in certain respects from those of the Trusts. The prospectus relating to each Reinvestment Fund describes the investment policies of such fund and sets forth the procedures to follow to commence reinvestment. A Unitholder may obtain a prospectus for the respective Reinvestment Funds from Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Texas residents who desire to reinvest may request that a broker-dealer registered in Texas send the prospectus relating to the respective fund.
   After becoming a participant in a reinvestment plan, each distribution of interest income, capital gains and/or principal on the participant's Units will, on the applicable distribution date, automatically be applied, as directed by such person, as of such distribution date by the Trustee to purchase shares (or fractions thereof) of the applicable Reinvestment Fund at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date. Unitholders with an existing Guaranteed Reinvestment Option (GRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new GRO account which allows purchases of Reinvestment Fund shares at net asset value as described above. Confirmations of all reinvestments by a Unitholder into a Reinvestment Fund will be mailed to the Unitholder by such Reinvestment Fund.
   A participant may at any time prior to five days preceding the next succeeding distribution date, by so notifying the Trustee in writing, elect to terminate his or her reinvestment plan and receive future distributions on his or her Units in cash. There will be no charge or other penalty for such termination. The Sponsor, each Reinvestment Fund, and its investment adviser shall have the right to suspend or terminate the reinvestment plan at any time.
   REPORTS PROVIDED. The Trustee shall furnish Unitholders of a Trust in connection with each distribution a statement of the amount of income and the amount of other receipts (received since the preceding distribution), if any, being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit of a Trust outstanding. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder of a Trust a statement (i) as to the Income Account: income received, deductions for applicable taxes and for fees and expenses of such Trust, for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Capital Account: the dates of disposition of any Securities and the net proceeds received therefrom, deductions for payment of applicable taxes, fees and expenses of such Trust held for distribution to Unitholders of record as of a date prior to the determination and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Securities held by such Trust and the number of Units of such Trust outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit of such Trust based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Income and Capital Accounts of such Trust, separately stated, expressed as total dollar amounts.
   In order to comply with federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Securities in a Trust furnished to it by the Evaluator.
   REDEMPTION OF UNITS. A Unitholder may redeem all or a portion of his Units by tender to the Trustee at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as described above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. No redemption fee will be charged. On the third business day following such tender, the Unitholder will be entitled to receive in cash (unless the redeeming Unitholder elects an In Kind Distribution as described below) an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units and in the case of the Global Trusts converted into U.S. dollars as of the Evaluation Time set forth under "Summary of Essential Financial Information". The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that with respect to Units received after the applicable Evaluation Time, the date of tender is deemed to be the next business day as defined under "Public Offering--Offering Price" and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day. Foreign stock exchanges are open for trading on certain days which are U.S. holidays on which the Fund will not transact business. The foreign Securities will continue to trade on those days and thus the value of the EAFE Strategic 20 Trust may be significantly affected on days when a Unitholder cannot sell or redeem his Units. Units redeemed prior to such time as the entire deferred sales charge has been collected will be assessed the amount of the remaining deferred sales charge at the time of redemption (however, Units redeemed on or prior to the first Special Redemption Date will not be assessed the unpaid second year deferred sales charge remaining after such date).
   An investment in Units of a Trust will be redeemed on the first Special Redemption Date unless a Unitholder elects in writing to remain invested in the Trust through the Mandatory Termination Date. On the first Rollover Notification Date Unitholders will have the option to (i) have their Units redeemed and reinvest the proceeds into a subsequent Series of the Trust (i.e., become Rollover Unitholders), (ii) receive an In Kind Distribution of any U.S.-traded Securities in such Trust (if the Unitholder owns at least 1,000 Units) or (iii) continue to hold the Units through the Mandatory Termination Date. Unitholders who do not affirmatively elect in writing on the first Rollover Notification Date to become Rollover Unitholders, to receive an in-kind distribution or to continue to hold Units through the Mandatory Termination Date will have their Units redeemed on the first Special Redemption Date and will receive a cash distribution equal to the Redemption Price per Unit on such date. To be effective, any such election must be received by the Trustee no later than five business days prior to the first Special Redemption Date.
   The Trustee is empowered to sell Securities of a Trust in order to make funds available for redemption if funds are not otherwise available in the Capital and Income Accounts of such Trust to meet redemptions. The Securities to be sold will be selected by the Trustee from those designated on a current list provided by the Supervisor for this purpose. Units so redeemed shall be cancelled. Units tendered for redemption prior to such time as the entire deferred sales charge on such Units has been collected will be assessed the amount of the remaining deferred sales charge at the time of redemption.
   Unitholders tendering 1,000 or more Units of a Trust for redemption may request from the Trustee an in kind distribution ("In Kind Distribution") of an amount and value of U.S.-traded Securities per Unit (plus cash) equal to the Redemption Price per Unit as determined as of the evaluation next following the tender. An In Kind Distribution on redemption of Units will be made by the Trustee through the distribution of each of the U.S.-traded Securities in book-entry form to the account of the Unitholder's bank or broker-dealer at Depository Trust Company. A Unitholder in the EAFE Strategic 20 Trust may not receive a distribution of shares of the foreign exchange-traded Securities. The tendering Unitholder will receive his pro rata number of whole shares of each of the U.S.-traded Securities comprising a Trust portfolio and cash from the Capital Account equal to any fractional shares to which the tendering Unitholder is entitled. The Trustee may adjust the number of shares of any issue of Securities included in a Unitholder's In Kind Distribution to facilitate the distribution of whole shares, such adjustment to be made on the basis of the value of Securities on the date of tender. If funds in the Capital Account are insufficient to cover the required cash distribution to the tendering Unitholder, the Trustee may sell Securities according to the criteria discussed above.
   To the extent that Securities are redeemed in kind or sold, the size of a Trust will be, and the diversity of such Trust may be, reduced. Sales may be required at a time when Securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Securities in the portfolio at the time of redemption. Special U.S. federal income tax consequences will result if a Unitholder requests an In Kind Distribution. See "Taxation".
   The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the aggregate underlying value of the Equity Securities in each Trust, plus or minus cash, if any, in the Income and Capital Accounts of such Trust. On the Initial Date of Deposit, the Public Offering Price per Unit (which includes the sales charge) exceeded the values at which Units could have been redeemed by the amounts shown under "Summary of Essential Financial Information". The Redemption Price per Unit is the pro rata share of each Unit in each Trust determined on the basis of (i) the cash on hand in such Trust, (ii) the value of the Securities in such Trust and
(iii) dividends receivable on the Equity Securities of such Trust trading ex-dividend as of the date of computation, less (a) amounts representing taxes or other governmental charges payable out of such Trust, (b) the accrued expenses of such Trust and (c) any unpaid deferred sales charge payments (however, Unitholders who terminate their investment on or prior to the first Special Redemption Date will not be assessed the unpaid second year deferred sales charge remaining after such date). The Evaluator may determine the value of the Equity Securities in a Trust in the following manner: If the Equity Securities are listed on a national or foreign securities exchange, this evaluation is generally based on the closing sale prices on that exchange (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange, at the closing bid prices. If the Equity Securities of a Trust are not so listed or, if so listed and the principal market therefore is other than on the exchange, the evaluation shall generally be based on the current bid price on the over-the-counter market (unless these prices are inappropriate as a basis for evaluation). If current bid prices are unavailable, the evaluation is generally determined (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Equity Securities of such Trust on the bid side of the market or (c) by any combination of the above. In the case of the EAFE Strategic 20 Trust, the value of the Equity Securities in the secondary market is based on the aggregate value of the foreign Securities computed on the basis of the bid side value of the relevant currency exchange rate expressed in U.S. dollars as of the Evaluation Time.
   The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or any period during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities in a Trust is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit.
   SPECIAL REDEMPTION AND ROLLOVER IN NEW FUND. It is expected that a special redemption will be made of all Units of each Trust held by any Unitholder (a "Rollover Unitholder") who affirmatively notifies the Trustee in writing that he desires to rollover his Units by either Rollover Notification Date.
   All Units of Rollover Unitholders will be redeemed on the related Special Redemption Date and the underlying Securities will be distributed to the Distribution Agent on behalf of the Rollover Unitholders. On the related Special Redemption Date (as set forth in "Summary of Essential Financial Information"), the Distribution Agent will be required to sell all of the underlying Securities on behalf of Rollover Unitholders. The sales proceeds will be net of brokerage fees, governmental charges or any expenses involved in the sales.
   The Distribution Agent will attempt to sell Securities as quickly as is practicable on the appropriate Special Redemption Date. The Sponsor does not anticipate that the period will be longer than one day given that the Securities are usually highly liquid. However, certain of the factors discussed under "Risk Factors" could affect the ability of the Sponsor to sell the Securities and thereby affect the length of the sale period and could have a negative impact on Unit value. The liquidity of any Security depends on the daily trading volume of the Security and the amount that the Sponsor has available for sale on any particular day.
   Pursuant to an exemptive order, each terminating Trust (and the Distribution Agent on behalf of Rollover Unitholders) can sell Securities to a New Series if those Securities continue to meet the related investment strategy of the respective Series. The exemption will enable each Trust to eliminate commission costs on these transactions. The price for those securities will be the closing sale price on the sale date on the exchange where the Securities are principally traded, as certified by the Trustee.
   The Rollover Unitholders' proceeds will be invested in the then current series of the Fund (the "New Fund"), if then being offered, the trusts of which will contain portfolios selected in accordance with the indexing strategies of the Trusts in this Fund. The proceeds of redemption will be used to buy New Fund units in the appropriate portfolio as the proceeds become available.
   The Sponsor intends to create a New Fund shortly prior to each Special Redemption Date, dependent upon the availability and reasonably favorable prices of the Securities included in the New Fund portfolios, and it is intended that Rollover Unitholders will be given first priority to purchase the New Fund units. There can be no assurance, however, as to the exact timing of the creation of the New Fund units or the aggregate number of units in each trust portfolio which the Sponsor will create. The Sponsor may, in its sole discretion, stop creating new units in each trust portfolio at any time it chooses, regardless of whether all proceeds of the Special Redemption have been invested on behalf of Rollover Unitholders. Cash which has not been invested on behalf of the Rollover Unitholders in New Fund units will be distributed shortly after the related Special Redemption Date.
   Any Rollover Unitholder may thus be redeemed out of the Fund and become a holder of an entirely different unit investment trust with a different portfolio of Securities. The Rollover Unitholders' Units will be redeemed and the distributed Securities shall be sold on the related Special Redemption Date. In accordance with the Rollover Unitholders' offer to purchase the New Fund units, the proceeds of the sales (and any other cash distributed upon redemption) will be invested in the appropriate portfolio at the public offering price, including the applicable sales charge.
   This process of redemption and rollover into a new trust is intended to allow for the fact that the portfolios selected by the Sponsor are chosen on the basis of growth and income potential for the near term, at which point a new portfolio is chosen. It is contemplated that a similar process of redemption and rollover in new unit investment trusts will be available for each subsequent series of the Fund.
   There can be no assurance that the redemption and rollover will avoid any negative market price consequences stemming from the trading of large volumes of securities and of the underlying Securities. The above procedures may be insufficient or unsuccessful in avoiding such price consequences. In fact, market price trends may make it advantageous to sell or buy more quickly or more slowly than permitted by these procedures.
   It should also be noted that Rollover Unitholders may realize taxable capital gains on the Special Redemption and Rollover but, in certain circumstances, will not be entitled to a deduction for certain capital losses and, due to the procedures for investing in the subsequent Trust, no cash would be distributed at that time to pay any taxes. Included in the cash for the Special Redemption and Rollover will be any amount of cash attributable to the last distribution of dividend income; accordingly, Rollover Unitholders also will not have such cash distributed to pay any taxes. See "Taxation". Unitholders who do not inform the Distribution Agent that they wish to have their Units so redeemed and liquidated will not realize capital gains or losses due to either Special Redemption and Rollover.
   The Sponsor may for any reason, in its sole discretion, decide not to sponsor a subsequent series of the Fund, without penalty or incurring liability to any Unitholder. If the Sponsor so decides, the Sponsor shall notify the Unitholders before each Special Redemption Date would have commenced. The Sponsor may modify the terms of any subsequent series of the Fund. The Sponsor may also modify the terms of the Special Redemption and Rollover upon notice to the Unitholders prior to the related Rollover Notification Date.
FUND ADMINISTRATION
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   SPONSOR PURCHASES OF UNITS. The Trustee shall notify the Sponsor of any Units tendered for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the next succeeding business day and by making payment therefor to the Unitholder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.
   The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to its acquisition of such Units.
   PORTFOLIO ADMINISTRATION. The portfolios of the Fund are not "managed" by the Sponsor, Supervisor or the Trustee; their activities described herein are governed solely by the provisions of the Trust Agreement. Traditional methods of investment management for a managed fund typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. The Fund, however, will not be managed. The Trust Agreement, however, provides that the Sponsor may (but need not) direct the Trustee to dispose of an Equity Security in certain events such as the issuer having defaulted on the payment on any of its outstanding obligations or the price of an Equity Security has declined to such an extent or other such credit factors exist so that in the opinion of the Sponsor the retention of such Securities would be detrimental to a Trust. Pursuant to the Trust Agreement and with limited exceptions, the Trustee may sell any securities or other properties acquired in exchange for Equity Securities such as those acquired in connection with a merger or other transaction. If offered such new or exchanged securities or property, the Trustee shall reject the offer. However, in the event such securities or property are nonetheless acquired by a Trust, they may be accepted for deposit in such Trust and either sold by the Trustee or held in such Trust pursuant to the direction of the Sponsor (who may rely on the advice of the Supervisor). Proceeds from the sale of Securities (or any securities or other property received by the Fund in exchange for Equity Securities) are credited to the Capital Account for distribution to Unitholders or to pay fees and expenses of the Trusts. Except as stated under "Trust Portfolios" for failed securities and as provided in this paragraph, the acquisition by a Trust of any securities other than the Securities is prohibited.
   As indicated under "Rights of Unitholders--Redemption of Units" above, the Trustee may also sell Securities designated by the Supervisor, or if no such designation has been made, in its own discretion, for the purpose of redeeming Units of a Trust tendered for redemption and the payment of expenses.
   To the extent practicable, the Supervisor may (but is not obligated to) designate Securities to be sold by the Trustee in order to maintain the proportionate relationship among the number of shares of individual issues of Equity Securities in a Trust. To the extent this is not practicable, the composition and diversity of the Equity Securities in such Trust may be altered. In order to obtain the best price for a Trust, it may be necessary for the Supervisor to specify minimum amounts (generally 100 shares) in which blocks of Equity Securities are to be sold. In effecting purchases and sales of a Trust's portfolio securities, the Sponsor may direct that orders be placed with and brokerage commissions be paid to brokers, including brokers which may be affiliated with the Trust, the Sponsor or dealers participating in the offering of Units. In addition, in selecting among firms to handle a particular transaction, the Sponsor may take into account whether the firm has sold or is selling units or unit investment trusts which is sponsors.
   AMENDMENT OR TERMINATION. The Trust Agreement may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the Unitholders (as determined in good faith by the Sponsor and the Trustee), provided, however, that the Trust Agreement may not be amended to increase the number of Units (except as provided in the Trust Agreement). The Trust Agreement may also be amended in any respect by the Trustee and Sponsor, or any of the provisions thereof may be waived, with the consent of the holders representing 51% of the Units of a Trust then outstanding, provided that no such amendment or waiver will reduce the interest in such Trust of any Unitholder without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders. The Trustee shall advise the Unitholders of any amendment promptly after execution thereof.
   An investment in Units of a Trust will terminate on the first Special Redemption Date unless a Unitholder elects in writing to remain invested in the Trust through the Mandatory Termination Date. On the first Rollover Notification Date Unitholders will have the option to (i) have their Units redeemed and reinvest the proceeds into a subsequent Series of the Trust (i.e., become Rollover Unitholders), (ii) receive an In Kind Distribution of any U.S.-traded Securities in such Trust (if the Unitholder owns at least 1,000 Units) or (iii) continue to hold the Units through the Mandatory Termination Date. Unitholders who do not affirmatively elect on the first Rollover Notification Date to become Rollover Unitholders, to receive an In Kind Distribution or to continue to hold Units through the Mandatory Termination Date will have their Units redeemed on the first Special Redemption Date and will receive a cash distribution equal to the Redemption Price per Unit on such date. To be effective, any such election must be received by the Trustee no later than five business days prior to the first Special Redemption Date. Unitholders who elect to remain invested in a Trust through the Mandatory Termination Date will not receive new Units and will not receive an interest in a new investment. Such Unitholder will continue to hold the same Units and remain invested in the same Trust until the Mandatory Termination Date or until such time as the Unitholder redeems the Units.
   A Trust may be liquidated at any time by consent of Unitholders representing 66 2/3% of the Units of such Trust then outstanding or by the Trustee when the value of the Equity Securities owned by a Trust, as shown by any evaluation, is less than that amount set forth under Minimum Termination Value in the "Summary of Essential Financial Information." A Trust will be liquidated by the Trustee in the event that a sufficient number of Units of such Trust not yet sold are tendered for redemption by the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the value of the Securities at the time they were deposited in such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Sponsor, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement will terminate upon the sale or other disposition of the last Security held thereunder, but in no event will it continue beyond the Mandatory Termination Date.
   Commencing during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date, Equity Securities will begin to be sold in connection with the termination of the Fund. The Sponsor will determine the manner, timing and execution of the sales of the Equity Securities. The Sponsor shall direct the liquidation of the Securities in such manner as to effectuate orderly sales and a minimal market impact. In the event the Sponsor does not so direct, the Securities shall be sold within a reasonable period and in such manner as the Trustee, in its sole discretion, shall determine. At least 30 days before the Mandatory Termination Date the Trustee will provide written notice of any termination to all Unitholders of the appropriate Trust and will include with such notice a form to enable Unitholders owning 1,000 or more Units to request an In Kind Distribution of the U.S.-traded Securities. To be effective, this request must be returned to the Trustee at least five business days prior to the Mandatory Termination Date. On the Mandatory Termination Date (or on the next business day thereafter if a holiday) the Trustee will deliver each requesting Unitholder's pro rata number of whole shares of the U.S.-traded Securities in a Trust to the account of the broker-dealer or bank designated by the Unitholder at Depository Trust Company. A Unitholder in the EAFE Strategic 20 Trust may not elect an In Kind Distribution of shares of the foreign exchange-traded Securities. The value of the Unitholder's fractional shares of the Securities will be paid in cash. Unitholders with less than 1,000 Units, Unitholders with 1,000 or more Units not requesting an In Kind Distribution and Unitholders who do not elect the Rollover Option will receive a cash distribution from the sale of the remaining Securities within a reasonable time following the Mandatory Termination Date. Regardless of the distribution involved, the Trustee will deduct from the funds of the appropriate Trust any accrued costs, expenses, advances or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee, costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. Any sale of Securities in a Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. The Trustee will then distribute to each Unitholder of each Trust his pro rata share of the balance of the Income and Capital Accounts of such Trust.
   The Sponsor currently intends to, but is not obligated to, offer for sale units of a subsequent series of the Trusts pursuant to the Rollover Option (see "Rights of Unitholders--Special Redemption and Rollover in New Fund"). There is, however, no assurance that units of any new series of such Fund will be offered for sale at that time, or if offered, that there will be sufficient units available for sale to meet the requests of any or all Unitholders.
   Within 60 days of the final distribution Unitholders will be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion will determine that any amounts held in reserve are no longer necessary, it will make distribution thereof to Unitholders in the same manner.
   LIMITATIONS ON LIABILITIES. The Sponsor, the Evaluator, the Supervisor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder.
   The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Trust Agreement or upon or in respect of a Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.
   The Trustee, Sponsor, Supervisor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
   SPONSOR. Van Kampen American Capital Distributors, Inc., a Delaware corporation, is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly owned subsidiary of MSAM Holdings II, Inc., which in turn is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW").
   MSDW, together with various of its directly and indirectly owned subsidiaries, is engaged in a wide range of financial services through three primary businesses: securities, asset management and credit services. These principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; global custody, securities clearance services and securities lending; and credit card services.
   Van Kampen American Capital Distributors, Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has offices at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (630) 684-6000 and 2800 Post Oak Boulevard, Houston, Texas 77056, (713) 993-0500. As of November 30, 1996, the total stockholders' equity of Van Kampen American Capital Distributors, Inc. was $129,451,000 (unaudited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)
   As of September 30, 1997, the Sponsor and its Van Kampen American Capital affiliates managed or supervised approximately $65.3 billion of investment products, of which over $10.85 billion is invested in municipal securities. The Sponsor and its Van Kampen American Capital affiliates managed $54 billion of assets, consisting of $34.3 billion for 55 open-end mutual funds (of which 45 are distributed by Van Kampen American Capital Distributors, Inc.) $14.2 billion for 37 closed-end funds and $5.5 billion for 106 institutional accounts. The Sponsor has also deposited approximately $26 billion of unit investment trusts. All of Van Kampen American Capital's open-end funds, closed-ended funds and unit investment trusts are professionally distributed by leading financial firms nationwide. Based on cumulative assets deposited, the Sponsor believes that it is the largest sponsor of insured municipal unit investment trusts, primarily through the success of its Insured Municipals Income Trust(R) or the IM-IT(R) trust. The Sponsor also provides surveillance and evaluation services at cost for approximately $13 billion of unit investment trust assets outstanding. Since 1976, the Sponsor has serviced over two million investor accounts, opened through retail distribution firms.
   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.
   TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286 (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.
   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Securities for the Trust portfolios. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for each Trust. Such records shall include the name and address of, and the number of Units of each Trust held by, every Unitholder of the Fund. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation (see "Rights of Unitholders--Reports Provided"). The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities held in each Trust.
   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of its responsibilities created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.
   Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

OTHER MATTERS
--------------------------------------------------------------------------------

   LEGAL OPINIONS. The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Winston & Strawn has acted as counsel for the Trustee.
   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. The statements of condition and the related securities portfolios at the Initial Date of Deposit included in this Prospectus have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in this Prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
     To the Board of Directors of Van Kampen American Capital Distributors, Inc. and the Unitholders of Van Kampen American Capital Equity Opportunity
  Trust, Series 94:
     We have audited the accompanying statements of condition and the related portfolios of Van Kampen American Capital Equity Opportunity Trust, Series 94 as of May 11, 1998. The statements of condition and portfolios are the responsibility of the Sponsor. Our responsibility is to express an opinion on such financial statements based on our audit.
     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of irrevocable letters of credit deposited to purchase securities by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation.
     We believe our audit provides a reasonable basis for our opinion. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Equity Opportunity Trust, Series 94 as of May 11, 1998, in conformity with generally accepted accounting principles.

                                                  GRANT THORNTON LLP
     Chicago, Illinois
     May 11, 1998

              VAN KAMPEN AMERICAN CAPITAL EQUITY OPPORTUNITY TRUST,
                                    SERIES 94
                             STATEMENTS OF CONDITION
                               AS OF MAY 11, 1998

                                                   STRATEGIC           EAFE
                                                     PICKS         STRATEGIC 20
                                                     TRUST             TRUST
                                                 ------------      ------------
INVESTMENTINSECURITIES
Contracts to purchase Securities(1)              $    148,624      $     246,951
Organizational costs(2)                                36,695             54,292
                                                 -------------     -------------
   Total                                         $    185,319      $     301,243
                                                 ============      =============


LIABILITIES AND INTEREST OF UNITHOLDERS
Liabilities --
  Accrued organizational costs (2)               $     36,695      $      54,292
  Deferred sales charge liability (3)                   2,627              4,864
Interest of Unitholders --
  Cost to investors (4)                               150,130            249,450
  Less: Gross underwriting commission (4) (5)           4,133              7,363
                                                 -------------     -------------
   Net interest to Unitholders (4)                    145,997            242,087
                                                 -------------     -------------
      Total                                      $    185,319      $     301,243
                                                 =============     =============



--------------------------------------------------------------------------------
(1)The aggregate value of the Securities listed under "Portfolios" herein and their cost to each Trust are the same. The value of the Securities is determined by Interactive Data Corporation on the bases set forth under "Public Offering--Offering Price". The contracts to purchase Securities are collateralized by separate irrevocable letters of credit of $148,624 and $246,951 which have been deposited with the Trustee with respect to the Strategic Picks and EAFE Strategic 20 Trusts, respectively.
(2)Each Trust will bear all or a portion of its organizational costs, which will be deferred and amortized over one year. Organizational costs have been estimated based on a projected Trust size of $20,000,000 and $75,000,000 for the Strategic Picks and EAFE Strategic 20 Trusts, respectively. To the extent a Trust is larger or smaller, the estimate will vary. Securities will be sold to pay organizational costs.
(3)Represents the amount of mandatory distributions from a Trust on the bases set forth under "Public Offering".
(4)The aggregate public offering price and the aggregate first year sales charge are computed on the bases set forth under "Public Offering--General" and "Public Offering--Sponsor and Other Compensation" and assume all single transactions involve less than 5,000 Units. For single transactions involving 5,000 or more Units, the sales charge is reduced (see "Public Offering--General") resulting in an equal reduction in both the Cost to investors and the Gross underwriting commission while the Net interest to Unitholders remains unchanged.
(5)Assumes only the first year sales charge.

STRATEGIC PICKS OPPORTUNITY TRUST, MAY 1998 SERIES
PORTFOLIO (VAN KAMPEN AMERICAN CAPITAL EQUITY OPPORTUNITY TRUST, SERIES 94)
AS OF THE INITIAL DATE OF DEPOSIT:  MAY 11, 1998
--------------------------------------------------------------------------------------------------------------------
                                                                                 ESTIMATED
                                                                                 ANNUAL           COST OF
NUMBER                                                          MARKET VALUE     DIVIDENDS        SECURITIES
OF SHARES     NAME OF ISSUER (1)                                PER SHARE (2)    PER SHARE (2)    TO TRUST (2)
----------    --------------------------------------------     ---------------  --------------   ------------------
         205  Abbott Laboratories                              $        72.500  $          1.20  $        14,862.50
         327  American Home Products Corporation                        45.313             0.86           14,817.19
         374  AMP, Inc.                                                 39.875             1.08           14,913.25
         271  Campbell Soup Company                                     54.438             0.84           14,752.56
         258  Deere &Company                                            57.313             0.88           14,786.63
         357  General Dynamics Corporation                              41.938             0.88           14,971.69
         423  Genuine Parts Company                                     35.000             1.00           14,805.00
         287  Harris Corporation                                        52.188             0.88           14,977.81
         232  May Department Stores Company                             63.500             1.27           14,732.00
         318  Newell Company                                            47.188             0.72           15,005.63
------------                                                                                     ------------------

       3,052                                                                                     $       148,624.26
============                                                                                     ==================

EAFE STRATEGIC 20 TRUST, MAY 1998 SERIES
PORTFOLIO (VAN KAMPEN AMERICAN CAPITAL EQUITY OPPORTUNITY TRUST, SERIES 94)
AS OF THE INITIAL DATE OF DEPOSIT:  MAY 11, 1998
-------------------------------------------------------------------------------------------------------------------
                                                                                 ESTIMATED
                                                                                 ANNUAL           COST OF
NUMBER                                                          MARKET VALUE     DIVIDENDS        SECURITIES
OF SHARES     NAME OF ISSUER (1)                                PER SHARE (2)    PER SHARE (2)    TO TRUST (2)
----------    --------------------------------------------     ---------------  --------------   ------------------
         284  BASF AG                                          $        44.142  $          1.24  $        12,536.26
         288  Bayer AG                                                  43.237             1.38           12,452.38
      52,000  Chinese Estates Holdings                                   0.256             0.03           13,286.19
       2,500  CLPHoldings Limited                                        4.555             0.20           11,387.98
         846  Elkem ASA                                                 14.454             0.57           12,228.08
          78  Escada AG                                                159.950             5.81           12,476.12
          39  Friedrich Grohe AG                                       310.857            12.35           12,123.44
       8,584  Guinness Anchor Bhd                                        1.432             0.07           12,293.19
         586  Hollandsche Beton Groep N.V.                              21.219             0.57           12,434.31
       6,800  Hong Kong Telecommunications, Limited                      1.852             0.11           12,591.94
      15,213  Hume Industries Bhd                                        0.828             0.05           12,596.63
         263  Koninklijke Hoogovens N.V.                                46.953             1.41           12,348.53
         183  Pernod Ricard                                             67.485             2.04           12,349.73
       4,193  Robinson and Company, Limited                              2.985             0.13           12,515.65
       1,920  Rothmans Holdings, Limited                                 6.379             0.30           12,248.57
       1,748  Rothmans of Pall Mall Bhd                                  7.291             0.49           12,744.17
       3,513  Santos Limited                                             3.488             0.14           12,254.65
         266  SEITA                                                     46.378             1.42           12,336.53
       2,000  Sun Hung Kai Properties, Limited                           5.717             0.29           11,433.14
       2,697  Telecom Corporation of New Zealand, Limited                4.565             0.29           12,313.06
------------                                                                                     ------------------

     104,001                                                                                     $       246,950.55
============                                                                                     ==================

NOTES TO PORTFOLIOS
--------------------------------------------------------------------------------

(1) All of the Securities are represented by "regular way" contracts for the performance of which an irrevocable letter of credit has been deposited with the Trustee. At the Initial Date of Deposit, the Sponsor has assigned to the Trustee all of its right, title and interest in and to such Securities. Contracts to acquire Securities were entered into on May 8, 1998 and have settlement dates ranging from May 12, 1998 to May 29, 1998 (see "The Fund").
(2) The market value of each of the Equity Securities is based on the closing sale price of each Security on the applicable exchange (converted into U.S. dollars at the offer side of the exchange rate at the Evaluation Time in the case of the EAFE Strategic 20 Trust) on the day prior to the Initial Date of Deposit. Estimated annual dividends are based on the most recently declared dividends or, with respect to dividends of foreign Securities in the EAFE Strategic 20 Trust, on the most recent interim and final dividends declared (converted into U.S. dollars at the offer side of the exchange rate at the Evaluation Time). Estimated annual dividends of foreign Securities in the EAFE Strategic 20 Trust reflect the net amounts after giving effect to foreign withholding taxes. The aggregate value of the Securities at the Evaluation Time for the EAFE Strategic 20 Trust (based on the closing sale price of each Security and, if applicable, converted into U.S. dollars at the bid side of the related currency exchange rate at the Evaluation Time) was $246,753 for the EAFE Strategic 20 Trust. This is the basis on which the Redemption Price per Unit will be determined. The offer side exchange rates of the Securities in the EAFE Strategic 20 Trust (the basis on which the Public Offering Price per Unit will be determined during the initial offering period) is greater than the related bid side values. Other information regarding the Securities in the Fund, as of the Initial Date of Deposit (converted into U.S. dollars at the offer side of the exchange rate at the Evaluation Time in the case of the EAFE Strategic 20 Trust), is as follows:
                                                                     AGGREGATE
                                                   PROFIT            ESTIMATED
                               COST TO            (LOSS) TO           ANNUAL
                               SPONSOR             SPONSOR           DIVIDENDS
                           --------------      --------------     --------------
 Strategic Picks Trust   $        148,291     $           333   $          2,899
 EAFE Strategic 20 Trust $        247,958     $        (1,007)  $         10,953

                -------------------------------------------------

   An affiliate of the Sponsor may have participated as issuer, sole underwriter, managing underwriter or member of an underwriting syndicate in a public offering of one or more of the stocks in the Trust. An affiliate of the Sponsor may serve as a specialist in the stocks in the Trust on one or more stock exchanges and may have a long or short position in any of these stocks or in options on any of these stocks, and may be on the opposite side of public orders executed on the floor of an exchange where such stocks are listed. An officer, director or employee of the Sponsor or an affiliate may be an officer or director of one or more of the issuers of the stocks in the Trusts. An affiliate of the Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any stocks or options relating thereto. The Sponsor, its affiliates, directors, elected officers and employee benefit programs may have either a long or short position in any stock or option of the issuers. No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Fund or the Sponsor. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.


--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

          TITLE                               PAGE
          -----                               ----
Summary of Essential Financial Information..     4
Fee Table...................................     6
The Fund....................................     7
Objectives and Securities Selection.........     8
Trust Portfolios............................    10
Strategic Picks Opportunity Trust...........    14
EAFE Strategic 20 Trust.....................    19
Risk Factors................................    26
Taxation....................................    30
Fund Operating Expenses.....................    35
Public Offering.............................    36
Rights of Unitholders.......................    42
Fund Administration.........................    48
Other Matters...............................    52
Report of Independent Certified Public
  Accountants...............................    53
Statements of Condition ....................    54
Portfolios..................................    55
Notes to Portfolios.........................    56
--------------
This Prospectus contains information concerning the Fund and the Sponsor, but does not contain all of the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.
------------------
When Units of the Trusts are no longer available, or for investors who will reinvest into subsequent series of the Trusts, this When Units of the Trusts are no longer available, or for investors who will reinvest into subsequent series of the Trusts, this Prospectus may be used as a preliminary prospectus for a future series, in which case investors would note the following:



Information contained herein is subject to completion or amendment. A registration statement relating to securities of a future series has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. The Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

         PROSPECTUS

--------------------------------------------------------------------------------


             MAY 11, 1998

          VAN KAMPEN
          AMERICAN CAPITAL
          EQUITY OPPORTUNITY
          TRUST, SERIES 94









          STRATEGIC PICKS
          OPPORTUNITY TRUST,
          MAY 1998 SERIES

          EAFE STRATEGIC
          20 TRUST,
          MAY 1998 SERIES







          ------ A Wealth of Knowledge o Knowledge of Wealth(sm) ------
                          VAN KAMPEN AMERICAN CAPITAL


                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181

                             2800 Post Oak Boulevard
                              Houston, Texas 77056

                               Please retain this
                        Prospectus for future reference.